                                                                   EXHIBIT 10.11

                        LEASTEC MASTER LEASE AGREEMENT

                                                                     NUMBER 9118

 LESSOR:   LEASTEC CORPORATION (Herein called "Lessor")
 ADDRESS:  1470 MARIA LANE, WALNUT CREEK, CA  94596
 LESSEE:   ADEZA BIOMEDICAL CORPORATION (Herein called "Lessee")
 ADDRESS:  1240 ELKO DRIVE, SUNNYVALE, CA  94089

     1. LEASE. Lessor hereby agrees to lease to Lessee and Lessee hereby agrees to lease from Lessor, subject to the terms of this Master Lease Agreement (the "Agreement") the personal property (together with all attachments, replacements, parts, substitutions, additions, repairs, and accessories at any time incorporated therein and/or affixed, thereto, herein called "Equipment") described in the Leasing Schedule attached.

      2. TERM AND RENT. The term of this lease and obligation to pay rent hereunder for each item of Equipment shall commence upon acceptance by Lessee and execution of a Delivery and Acceptance Certificate on behalf of Lessee and Lessor ("Lease Commencement Date(s)"), and shall continue at the amount and for a period designated on the Leasing Schedule unless sooner terminated pursuant to the provisions hereof. All rent and other amounts due hereunder shall be payable unconditionally, without any deduction, counterclaim, set-off, further notice or demand, and together with all other payments due. Any nonpayment of rent or other amounts due hereunder shall result in the obligation of Lessee promptly to pay also an amount equal to twelve percent (12%) per annum (or the maximum per annum late payment rate permitted by law, whichever is less) of the overdue rent or other amounts for the period of time during which they are overdue.

      3. WARRANTIES. Lessee acknowledges that it has made the selection of each item of Equipment based upon its own judgement and expressly disclaims any reliance upon statements made by Lessor, as evidenced by Lessee's execution of a Certificate of Delivery and Acceptance. LESSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES INCLUDING THOSE OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE WITH RESPECT TO THE EQUIPMENT, NON-INFRINGEMENT AND HEREBY DISCLAIMS THE SAME. However, Lessor shall furnish to Lessee such warranties as are normally furnished by manufacturer to Lessor and make any assignment to Lessee required to transfer the rights herein to Lessee. Lessee agrees to look solely to the manufacturer or vendor, and not to Lessor, for any claim or right it may have
                             ---
 resulting from any defect, failure to perform, or other problem with the Equipment.

     4. TITLE:IDENTIFICATION:PERSONAL PROPERTY. Title to Equipment shall at all times remain in Lessor, and Lessee, at its own cost and expense, shall protect and defend the title of Lessor. The Equipment shall remain personal property irrespective of its use or manner of attachment to realty, and Lessee agrees to take such action at its expense as may be necessary to prevent any third party from acquiring any interest in the Equipment as a result of its attachment to realty. Lessee shall, at Lessee's expense, affix or attach to the Equipment and maintain a sign or other form of notice to disclose Lessor's ownership of the Equipment.

      Lessee agrees not to sell, assign, sublet, pledge, hypothecate, or otherwise encumber or suffer a lien upon or against any interest in this Agreement or the Equipment or to remove or relocate the Equipment without Lessor's prior written consent.

      5. TAXES:INDEMNITY: Lessee agrees to comply with all laws, regulations and orders relating to the Agreement and to promptly pay when due, all license fees, title registration fees, assessments and sales, use, property, excise and other taxes whatsoever now or hereafter imposed by any governmental body or agency upon the Equipment, or the use thereof whether upon the Lessor or otherwise, exclusive, however, of any taxes based on the net income of Lessor, and, upon execution hereof by Lessee, to assume the risk of liability arising from or pertaining to the possession, operation or use of such Equipment. Any fees, taxes or other lawful charges paid by Lessor upon failure of Lessee to make such payments, shall at Lessor's option become immediately due from Lessee to Lessor. Lessee does hereby agree to indemnify, hold safe and harmless from and covenants to defend Lessor against any and all claims, costs, expenses, damages and liabilities (including reasonable attorneys' fees), arising from or pertaining to the purchase, ownership and title to, the Equipment, use, possession, maintenance, condition, operation (such indemnity expressly includes any claim arising from the strict liability in tort) or transportation or storage, or any damage, loss, destruction, removal or disposition of such Equipment. The indemnities contained in this Paragraph shall survive the term of this Agreement.

 MASTER LEASE AGREEMENT: Page 1 of 4            LESSEE         LESSOR
                                                INITIAL        INITIAL

     6. USE, MAINTENANCE AND REPAIR. Lessee will cause the Equipment to be operated in accordance with applicable manufacturer's manuals or instructions, and any requirements under insurance policies, by competent and duly qualified personnel only, in accordance with applicable governmental regulations, if any, and for business purposes only. Lessor shall have the right from time to time during normal business hours to enter upon Lessee's premises or elsewhere for the purpose of confirming the existence, condition, and proper maintenance of the Equipment.

     Lessee agrees to procure and maintain in effect all licenses, certificates, permits and other approvals and consents required by federal, state, county, municipal, or foreign laws and regulations in connection with the possession, use, operation and maintenance of the Equipment.

     Lessee, at its own expense, shall (a) maintain the Equipment in good and safe operating order, repair and condition, and (b) will pay for all fuel, service, inspections, overhauls, replacements, substitutions, materials and labor necessary or desirable therefor.

     Lessee shall return the Equipment at the expiration of this Agreement in as good condition as first delivered, ordinary wear and tear excluded, and shall pay for any refurbishing, cleaning, or repair costs incurred by Lessor necessary to place such Equipment under a then available manufacturer's maintenance agreement.

     7. LOSS, DAMAGE OR DESTRUCTION OF EQUIPMENT. Lessee shall bear all risks of damage to, or loss or destruction of, any Equipment during the lease term and until such Equipment has been returned to Lessor. Except as otherwise herein expressly provided, no such damage to, or loss or destruction of, any Equipment, or other event constituting a casualty occurrence as defined below, shall impair any obligation of Lessee to Lessor, under this Lease, including, without limitation, the obligation to pay rent. If any Equipment becomes lost, stolen, destroyed or irreparably damaged from any cause whatsoever, or if any item of Equipment or Lessor's title thereto shall be subject to any condemnation or seizure (all referred to as a "Casualty Occurrence"), Lessee shall promptly give written notice to, and shall, within thirty (30) days after such Casualty Occurrence, pay Lessor an amount equal to the sum of (i) the accrued rent payable for such item from the date of such Casualty Occurrence up to and including the date of such payment, plus (ii) in the event of loss or damage of any kind whatever to the Equipment, or any part thereof, Lessee at the option of Lessor shall: (a) place the same in good repair, condition and working order; or (b) replace the same with like property in good repair, condition, and working order; which property shall thereupon be subject to this Agreement; or (c) pay Lessor therefor in cash the "Stipulated Loss Value" as set forth in Schedule A or any subsequent schedules which may hereafter be made a part thereof. Upon such payment, this lease shall terminate with respect to the Equipment or part thereof so paid for and Lessee thereupon shall become entitled thereto.

      Any insurance proceeds received as the result of a Casualty Occurrence shall be applied first in reduction of any then unpaid obligation of Lessee to Lessor hereunder and secondly, in reduction of Lessee's obligation in accordance with sections (a) - (c) above to pay the "Stipulated Loss Value" for such item, or, to the reimbursement of Lessee for its costs of repairs, or replacement or payment of such "Stipulated Loss Value." The balance of the insurance proceeds, if any, shall be paid to Lessee, if Lessee is not then in default hereunder.

      8. REQUIRED INSURANCE. Lessee shall obtain and maintain for the entire term and until the Equipment is returned to Lessor, at its own expense, property, damage and liability insurance and insurance against loss or damage to the Equipment, including, without limitation, loss by fire (including so-called extended coverage) theft, collision and contractual liability of the Lessee and such other risks of loss as are customarily insured against on the type of Equipment leased hereunder and by businesses in which Lessee is engaged, in such amounts in such form and with such insurers as shall be satisfactory to Lessor. The amount of insurance against loss or damage to the Equipment shall not be less than the greater of "Stipulated Loss Value" of the Equipment or the installments of rent then remaining unpaid hereunder. Each policy will name Lessor as an additional insured and loss payee thereof as its interests may appear, but shall require payment of property damage and proceeds to Lessor and not Lessee, shall contain a clause requiring the insurer to give Lessor at least 30 days prior written notice of any alteration in the terms of such policy or of the cancellation thereof and provide that the policies will not be invalidated as against Lessor (or its assignee) for any violation of any term of the policy or application by Lessee and shall include a breach of warranty coverage. Lessee shall furnish to Lessor a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect, provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policy or to advise Lessee in the event such insurance coverage shall not comply with the requirements hereof.

 MASTER LEASE AGREEMENT: Page 2 of 4            LESSEE         LESSOR
                                                INITIAL        INITIAL

      9. ANNUAL REPORT. Lessee shall, as soon as practicable, deliver to Lessor Lessee's annual report of financial condition, prepared in accordance with generally accepted accounting principles, in a manner consistently applied. Lessee represents and warrants that each such statement shall, at the time when prepared and delivered, fully and fairly present the true financial condition of Lessee.

     10. FURTHER ASSURANCES. Lessee, at its sole expense, will promptly execute and deliver to Lessor and file, register or record such further documents, (including but not limited to financing statement(s), and take such further action (such as obtaining Landlord or Mortgagee's Waiver and Consent), as Lessor may request in order to more effectively carry out the intent and purpose of this Lease.

      Lessor agrees, if applicable, at Lessee's expense to make such election, and, at Lessee's expense to duly execute, file or deliver to Lessee documents necessary to effectuate such elections from time to time during the term of this Lease to transfer to Lessee the benefit of any investment credit that may be, or become available under the Internal Revenue Code with respect to the Equipment.

      11. EVENTS OF DEFAULT. An event of default shall occur hereunder if Lessee
 (i) fails to pay any installment of rent or other payment required hereunder when due and such failure continues for a period of 5 days after written notice is sent from Lessor; or (ii) fails to perform or observe any other covenant, condition or agreement hereunder or breaches any representation or provision contained herein or in any other document furnished Lessor in connection herewith, and such failure or breach shall continue unremedied for a period of 10 days; or (iii) shall become insolvent or bankrupt to make an assignment for the benefit of creditors or consent to the appointment of a Trustee or Receiver or either shall be appointed for Lessor or for a substantial part of its property without its consent, or bankruptcy reorganization or insolvency proceedings shall be instituted by or against Lessee and any such act or appointment shall not be vacated, discharged or dismissed in a period of 30 days; or (iv) shall be in default under any bankruptcy reorganization or insolvency proceedings or shall be in default under any other agreement at any time executed with Lessor.

     12. REMEDIES OF LESSOR. Upon the occurrence of any event of default and at any time thereafter as Lessor may, at its option, do any one or more of the following: (1) declare this Agreement in default upon notice to Lessee, whereupon, the entire amount of rent remaining to be paid over the balance of the lease term of all Equipment from the date of default, together with all other charges, shall become immediately due and payable; (2) exercise any right or remedy available to Lessor under the Uniform Commercial Code or any other applicable law; proceed by appropriate actions at law or in equity to enforce performance by Lessee of the covenants and terms of this Agreement and/or recover damages for the breach thereof; (3) terminate this Agreement upon notice to Lessee; and demand that Lessee return all Equipment to Lessor; (4) whether or not this Lease be so terminated, and without notice to Lessee, enter the premises where the Equipment is located and repossess the Equipment wherever found, with or without legal process. Repossession by Lessor shall not constitute a termination of this Agreement.

     Lessee shall be liable for all legal and collection fees, costs and expenses arising from an event of default and shall pay or reimburse Lessor for the exercise of Lessor's remedies hereunder, including cost of repossession, storage, repairs, reconditioning, re-leasing with respect to such Equipment.

     With respect to any Equipment returned to Lessor, or repossessed by Lessor if Lessor has not terminated this Lease, Lessor shall either sell same at a private or public, cash or credit sale, or re-lease same for such term and upon such rental as shall be solely determined by Lessor. Whether or not the Equipment is repossessed or leased or sold, Lessor may forthwith recover from Lessee as liquidated damages for breach of this Lease, and not as a penalty, an amount equal to such sum of (X) the entire amount of rent and all other charges due under this Agreement or incurred under the provisions of this paragraph which accrued to the date of sale, computed from the date of Lessee's default, plus (Y) the "Stipulated Loss Value" applicable to such Equipment, less (Z) the proceeds of any sale or re-leasing of such Equipment, (if applicable). Such amounts shall be discounted to their then present value at the rate of six percent (6%) per annum, and there shall be added to such amounts, after such discount, interest at twelve percent (12%) from the date of Lessee's default up to the date of the payment of such amounts to Lessor.

     In the event that any court of competent jurisdiction determines that any provision of this Paragraph is invalid or unenforceable in whole or in part, such determination shall not prohibit Lessor from establishing its damages sustained as a result of any breach of this Agreement in any action or proceedings in which Lessor seeks to recover such damages. Any repossession or resale of any Equipment shall not bar an action for damages for breach of this Agreement, as hereinbefore provided, and the bringing of an action or the entry of judgement against Lessee shall not bar Lessor's right to repossess any or all Equipment.

      The remedies herein provided in favor of Lessor, shall not be deemed to be exclusive, but shall be cumulative and shall be in addition to all other remedies in Lessor's favor existing in law, in equity, or in bankruptcy.

 MASTER LEASE AGREEMENT: Page 3 of 4           LESSEE         LESSOR
                                               INITIAL        INITIAL

      13. RETURN OF EQUIPMENT. Upon the expiration or termination of the lease term of any Equipment, whether by the passage of time or otherwise, Lessee shall forthwith surrender and return possession of such Equipment to Lessor, in its original condition (except as set forth below) as of the Lease Commencement Date therefore, reasonable wear and tear only being excepted, at such location as Lessor shall designate.

      14. ASSIGNMENT BY LESSOR. Lessee acknowledges that Lessor may sell and/or assign its interest in the Equipment and/or this Lease. LESSEE AGREES THAT UPON NOTICE OF SUCH ASSIGNMENT IT SHALL PAY DIRECTLY TO LESSOR'S ASSIGNEE WITHOUT ABATEMENT, DEDUCTION OR SETOFF ALL AMOUNTS WHICH BECOME DUE HEREUNDER AND FURTHER COVENANTS AND AGREES THAT IT WILL NOT ASSERT AGAINST LESSOR'S ASSIGNEE ANY DEFENSE OR COUNTERCLAIM OR SETOFF ON ACCOUNT OF BREACH OF WARRANTY OR OTHERWISE IN ANY ACTION FOR RENT OR FOR POSSESSION BROUGHT BY LESSOR'S ASSIGNEE. Upon the assignment of the Lease, Lessor's assignee shall have and be entitled to exercise any and all discretions, rights and remedies of Lessor hereunder and all references herein to Lessor shall include Lessor's assignee except that said assignee shall not be chargeable with any obligation or liabilities of Lessor hereunder or with respect thereof.

     15. NON-CANCELABLE LEASE, LESSEE'S OBLIGATIONS UNCONDITIONAL. This lease cannot be canceled or terminated except as expressly provided herein.

      16. MISCELLANEOUS. This Agreement may not be amended except in writing executed by Lessor and Lessee, and shall be binding upon and inure to the benefit of the parties hereto, their permitted successors and assigns. Any provision of this Agreement which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The captions of this Agreement are for convenience only and shall not define or limit any of the terms hereof. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of California.

                                                            Lessee
                                                            Initial

           This Agreement consisting of the foregoing, correctly set forth the entire Agreement between Lessor and Lessee with respect to the use, possession and lease of the Equipment. No agreements or understandings concerning the foregoing shall be binding on either of the parties hereto unless specifically set forth in this Agreement. The term "Lessee", as used herein shall mean and include any and all Lessees who sign hereunder, each of whom shall be jointly and severally bound thereby. THIS AGREEMENT WILL NOT BE BINDING ON LESSOR UNTIL ACCEPTED BELOW.


 Executed the 1ST day of JUNE, 1991    By execution hereof, the signer hereby
                                       certifies that he has read this
                                       Agreement, and that he is duly authorized to execute this lease on behalf of Lessee.

                                       LESSEE: ADEZA BIOMEDICAL CORPORATION

 Attest: /s/                           By: /s/ ADEZA BIOMEDICAL CORPORATION
         --------------------------        ----------------------------------
            (Corporate Seal)                   Authorized Signature and Title



 Accepted at     Walnut Creek, CA      LESSOR: LEASTEC CORPORATION
             ----------------------

 Date:            6-1-91               By:  /s/ LEASTEC CORPORATION   President
       ----------------------------         -----------------------------------
                                               Authorized Signature and Title


 MASTER LEASE AGREEMENT: Page 4 of 4

                             MASTER LEASE AGREEMENT


                                                                   NUMBER 9118-1


RENTAL SCHEDULE NO. 1 to Master Lease Agreement No. 9118, dated June 1, 1991, (the "Lease") by and between the undersigned, the terms and conditions of which are hereby incorporated herein by reference. Lessee hereby (a) authorizes Lessor to order for lease to Lessee the equipment described herein (the "Equipment") and to insert hereon the Lease Commencement Date and the partial first period's rent (if any) for such Equipment upon Lessee's acceptance of same for lease, (b) agrees to lease such Equipment from Lessor Effective the Lease Commencement Date thereof and for the lease term specified below, and (c) agrees to pay Lessor the rent, in the amounts and at the times specified below, for each item of Equipment. All of the terms used herein which are defined in the Lease shall have the same meaning as so defined.


DESCRIPTION
- -----------

EQUIPMENT DESCRIBED ON EXHIBIT "A" TO RENTAL SCHEDULE NO. 1 ATTACHED HERETO AND MADE A PART HEREOF.



                                                         TOTAL COST $ 132,565.96

This Rental Schedule is for a term of 60 months (plus 0 days partial first period term) and the Lease Commencement Date is June 1, 1991. The partial first period rent of $ 0 is payable together with $3,049.02 (plus applicable sales/use tax) regular monthly rent on the 1st day of June, 1991 followed by equal payment of regular rent on the 1st day of each month thereafter until a total rent of $182,941.20 has been paid.

Location of Equipment 1240 ELKO DRIVE, SUNNYVALE, CA 94089

The "Acquisition Cost" means an amount equal to the sum of (i) the purchase price of each item of Equipment paid by Lessor, plus (ii) any excise, sales and use tax on or with respect thereto, plus (iii) any costs, expenses, and fees paid or incurred by Lessor in obtaining and delivering such items of Equipment to Lessee and any expenses of installation of such item of Equipment paid for by Lessor.

LEASTEC CORPORATION (LESSOR)              ADEZA BIOMEDICAL CORPORATION (LESSEE)

By /s/ LEASTEC CORPORATION                By /s/ ADEZA BIOMEDICAL CORPORATION
   -----------------------------------       ----------------------------------
          (authorized signature)                   (authorized signature)

Its        PRESIDENT                      Its    CONTROLLER
     ---------------------------------         --------------------------------
            (Title)                                (Title)

Date       June 1, 1991                   Date      June 1, 1991
     ---------------------------------          -------------------------------

EXHIBIT "A" TO RENTAL SCHEDULE NO. 1 Page 1
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATON ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
Advanced Micro Solutions, Inc. - Invoice 7324 (12/08/90)
- --------------------------------------------------------------------------------------------------------------------------
2             Micropolis 1684-7 HH 384MB SCSI                                            $ 2,950.00
- --------------------------------------------------------------------------------------------------------------------------
1             Future Domain 16-bit SCSI w/Drive                                          $   310.00
- --------------------------------------------------------------------------------------------------------------------------
1             AT SCSI Disk Cable 3'                                                      $    25.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 7340 (01/18/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Isolan ECS-4 Multimedia Repeater Un LN-ISO505                              $ 1,295.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 7346 (02/08/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Isolan ThinNet 4-Port Repeater for LN-ISO520                               $   795.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 5,375.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    39.56
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                     $5,414.56
- --------------------------------------------------------------------------------------------------------------------------
AMAX - INVOICE 0039173-IN (08/17/90)
- --------------------------------------------------------------------------------------------------------------------------
1             Amax 386 System                                  900846154                 $ 1,275.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0048997-IN (11/01/90)
- --------------------------------------------------------------------------------------------------------------------------
1             System - 386SX-20MHZ                             901046201                 $ 1,063.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0052186-IN (01/17/91)
- --------------------------------------------------------------------------------------------------------------------------
1             386-20MHZ Amax System                            910146140                 $ 1,063.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0052718-IN (01/29/91)
- --------------------------------------------------------------------------------------------------------------------------
1             386-20MHZ Amax System                            910146182                 $ 1,050.00
- --------------------------------------------------------------------------------------------------------------------------
1             Hyundai HMM1200 Monitor                          MLHA012405213
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0054185-IN (03/07/91)
- --------------------------------------------------------------------------------------------------------------------------
1             386-20MHZ System                                 910346112                 $ 1,080.00
- --------------------------------------------------------------------------------------------------------------------------
1             Hyundai HMM1200 Monitor                          SD101400103
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0054704-IN (03/21/91)
- --------------------------------------------------------------------------------------------------------------------------
1             486-25MHZ Amax System                            910300267                 $ 2,045.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0054705-IN (03/21/91)
- --------------------------------------------------------------------------------------------------------------------------
1             386-20MHZ Amax System                            910346136                 $ 1,060.00
- --------------------------------------------------------------------------------------------------------------------------
1             Hyundai HMM1200 Monitor                         MLHA102402627
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 1 Page 2
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATON ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
Invoice 00567157-IN (04/29/91)
- --------------------------------------------------------------------------------------------------------------------------
3             386SX-20MHZ System                               910446140                 $ 2,610.00
                                                               910446141
                                                               910446142
- --------------------------------------------------------------------------------------------------------------------------
3             Hyundai HMM1200 Monitor                          MLHA103406807
                                                               MLHA103406991
                                                               MLHA103406993
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $11,246.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $   188.37
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $ 11,434.37
- --------------------------------------------------------------------------------------------------------------------------
Baxter Scientific Products - Invoice 2752289 (03/25/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Aquatest 8 Coulometri Titrator                                             $ 4,217.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 51-F2789-BC (08/27/90)
- --------------------------------------------------------------------------------------------------------------------------
20            Single Full Rack Hold 11.2" Freezer Box                                    $   979.20
- --------------------------------------------------------------------------------------------------------------------------
Invoice 51-F2789-BD (09/18/90)
- --------------------------------------------------------------------------------------------------------------------------
4             Cryo Storage Box 9x9 F/T4050-2                                             $   408.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 51-F2789-DA (09/21/90)
- --------------------------------------------------------------------------------------------------------------------------
1             Crest Freezer-90C 20CU Ft 208V                                             $ 5,238.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 51-G0258-DA (09/18/90)
- --------------------------------------------------------------------------------------------------------------------------
1             Shaft                                                                      $    92.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 51-G7757-31 (09/06/90)
- --------------------------------------------------------------------------------------------------------------------------
1             IKA RW20DZM Stirring Motor                                                 $   727.00
- --------------------------------------------------------------------------------------------------------------------------
1             R1823 Lab Stand w/1000MM Column                                            $   152.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 51-G7757-31A (09/14/90)
- --------------------------------------------------------------------------------------------------------------------------
1             R181 Boss Head Clamp                                                       $    35.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 51-M3417-31 (09/11/90)
- --------------------------------------------------------------------------------------------------------------------------
1             Peristaltic Pump, 603S/R,115V                                              $ 1,684.28
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $13,532.48
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $   708.78
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $ 14,241.26
- --------------------------------------------------------------------------------------------------------------------------
Contact Office Group - Invoice 20444391 (07/25/90)
- --------------------------------------------------------------------------------------------------------------------------
3             Pedestal Desk 48x30 Single                                                 $   573.00
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 1 Page 3
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATON ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
2             S & K4 Opening Bookcase 60" High                                           $   218.00
- --------------------------------------------------------------------------------------------------------------------------
1             Bookcase 3 Opening 41" High                                                $    89.00
- --------------------------------------------------------------------------------------------------------------------------
1             Vertical 2 Drawer File w/Lock                                              $   110.00
- --------------------------------------------------------------------------------------------------------------------------
1             Secretarial Chair, Oak Frame                                               $   110.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 20444392 (08/08/90)
- --------------------------------------------------------------------------------------------------------------------------
2             Secretarial Chair, Oak Frame                                               $   220.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 20444401 (08/28/90)
- --------------------------------------------------------------------------------------------------------------------------
1             Recessed Pull Lateral File, 52 3/4"H x 42"W                                $   534.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 1,854.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $   101.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $  1,955.00
- --------------------------------------------------------------------------------------------------------------------------
Costar - Invoice 90260276 (10/04/90)
- --------------------------------------------------------------------------------------------------------------------------
1             12-Channel Various Multipette                                              $   595.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $   595.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $     3.37
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $    598.37
- --------------------------------------------------------------------------------------------------------------------------
David Findley Company - Invoice 0863 (03/14/91)
- --------------------------------------------------------------------------------------------------------------------------
1             HULL Freeze Dryer                                70V2118                   $36,560.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $ 36,560.00
- --------------------------------------------------------------------------------------------------------------------------
Gregg's Electronics - Invoice 03524 (03/06/91)
- --------------------------------------------------------------------------------------------------------------------------
1             GE Refrigerator TBX21 - White                                              $   565.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $   565.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    35.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $    600.00
- --------------------------------------------------------------------------------------------------------------------------
Hull Corporation - Invoice 00053971 (06/29/90)
- --------------------------------------------------------------------------------------------------------------------------
4             Bottomless Tray & Frame 12x24                                              $   520.80
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $   520.80
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    31.25
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $    552.05
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 1 Page 4
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATON ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
Integrated Technologies, Inc. - Invoice 11670 (03/18/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Precision Spin Coating System                                              $ 3,869.00
- --------------------------------------------------------------------------------------------------------------------------
1             Trflon Coated Bowl 8"                                                      $   240.00
- --------------------------------------------------------------------------------------------------------------------------
1             Vacuum Chuck - Type CS 3 5/1                                               $   523.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 4,632.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    16.35
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $  4,648.35
- --------------------------------------------------------------------------------------------------------------------------
James Old & Son - Invoice 57453 (11/05/90)
- --------------------------------------------------------------------------------------------------------------------------
4             Steel Shelving 9'H x 72" x36" - 5HW                                        $ 1,000.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 1,000.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $   110.78
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $  1,110.78
- --------------------------------------------------------------------------------------------------------------------------
Kalleen's Computer Products - Invoice 158648 (08/14/90)
- --------------------------------------------------------------------------------------------------------------------------
1             LaserJet III                                     3015J91870                $ 1,599.00
- --------------------------------------------------------------------------------------------------------------------------
5             Data Cart 150MB 600'                                                       $   115.00
- --------------------------------------------------------------------------------------------------------------------------
1             Memory, 2MB F/HP IIP, III                                                  $   289.00
- --------------------------------------------------------------------------------------------------------------------------
2             9-1/2x11 18# Blank, (188) 2600                                             $    39.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 2,042.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    16.73
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $  2,058.73
- --------------------------------------------------------------------------------------------------------------------------
March Instruments, Inc. - Invoice 000800 (04/22/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Plasmod (Pyrex) - Plasma System                  1547                      $ 4,995.00
- --------------------------------------------------------------------------------------------------------------------------
1             Chamber, 6" Pyrex                                                          $ 2,000.00
- --------------------------------------------------------------------------------------------------------------------------
1             GCM-50 - Gas Control Module                      1476                      $   775.00
- --------------------------------------------------------------------------------------------------------------------------
1             Vacuum Pump UM-1004AC                            187230                    $ 2,290.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $10,060.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    40.93
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $ 10,100.93
- --------------------------------------------------------------------------------------------------------------------------
Millipore - Invoice 45914 (04/16/91)
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 1 Page 5
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
1             Investigator 2-D Electrophoresis System                                    $11,501.00
- --------------------------------------------------------------------------------------------------------------------------
1             11-Slab Cast Box                                                           $   395.00
- --------------------------------------------------------------------------------------------------------------------------
1             Glass Ctr Plate w/Spacers                                                  $   108.00
- --------------------------------------------------------------------------------------------------------------------------
1             Tape for Double Gels                                                       $    15.30
- --------------------------------------------------------------------------------------------------------------------------
1             Support Double Gel Plate                                                   $    52.20
- --------------------------------------------------------------------------------------------------------------------------
1             Gasket Double Analyst Slab                                                 $   162.00
- --------------------------------------------------------------------------------------------------------------------------
1             Acryl Spacers 2/Pk                                                         $    82.80
- --------------------------------------------------------------------------------------------------------------------------
Invoice UC9449 (04/23/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Milli-Q Plus Reagent Grade Water Purif. System                             $ 3,102.50
- --------------------------------------------------------------------------------------------------------------------------
1             Press Regulator w/Gauge                                                    $    90.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $15,508.80
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $   273.16
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $ 15,781.96
- --------------------------------------------------------------------------------------------------------------------------
Northgate Computer Systems - Invoice 93620 (12/12/90)
- --------------------------------------------------------------------------------------------------------------------------
1             80386 33MHZ 8 MEG 64 Cache System                193195                    $ 3,249.00
- --------------------------------------------------------------------------------------------------------------------------
1             Amber Monitor 14"                                OXO3454
- --------------------------------------------------------------------------------------------------------------------------
1             Accessories for Cache System                                               $   162.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 3,411.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    50.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $  3,461.00
- --------------------------------------------------------------------------------------------------------------------------
Novex - Invoice 9011167-IN (11/07/90)
- --------------------------------------------------------------------------------------------------------------------------
1             Xcell Cell & Blot Module Kit                                               $   695.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $   695.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    18.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $    713.00
- --------------------------------------------------------------------------------------------------------------------------
Pacific Sales Engineering, Inc. - Invoice 91-1742 (04/08/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Plastic Belt Conveyor                                                      $ 6,888.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 6,888.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    50.00
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 1 Page 6
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $  6,938.00
- --------------------------------------------------------------------------------------------------------------------------
Packaging Aids Corporation - Invoice 86356 (09/27/90)
- --------------------------------------------------------------------------------------------------------------------------
1             Packaging Machine - 552VL3 5/16" SLR. W/HSP      15041-08                  $ 9,039.00
- --------------------------------------------------------------------------------------------------------------------------
19            Character Hot Stamp Printer 1/8"                                           $   218.50
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $  9,257.50
- --------------------------------------------------------------------------------------------------------------------------
PC  Connection - Invoice 2517534 (08/20/90)
- --------------------------------------------------------------------------------------------------------------------------
2             NEC Multisync II A                                                         $   998.00
- --------------------------------------------------------------------------------------------------------------------------
2             Video 7 1024I w/512K                                                       $   538.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 2640995 (11/06/90)
- --------------------------------------------------------------------------------------------------------------------------
1             Netport Print Server - PCLA2101                                            $   489.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 2695555 (12/04/90)
- --------------------------------------------------------------------------------------------------------------------------
1             American Power Convs                                                       $   329.00
- --------------------------------------------------------------------------------------------------------------------------
1             Netport Print Server - PCLA2101                                            $   489.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 2,843.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $   113.44
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $  2,956.44
- --------------------------------------------------------------------------------------------------------------------------
Pioneer Conveyors, Inc. - Invoice 101355 (09/18/90)
- --------------------------------------------------------------------------------------------------------------------------
1             Conveyor Belt w/2 side tables                                              $ 3,020.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 3,020.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    75.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $  3,095.00
- --------------------------------------------------------------------------------------------------------------------------
Terra Universal, Inc. - Invoice 13084 (02/14/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Desiccator:Plexiglass, 16"Wx16"Dx16"H w/Plenum                             $   298.00
- --------------------------------------------------------------------------------------------------------------------------
2             Stainless Steel Perforated Shelf                                           $   110.00
- --------------------------------------------------------------------------------------------------------------------------
1             Flowmeter Fittings                                                         $     2.22
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $   410.22
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    70.18
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $    480.40
- --------------------------------------------------------------------------------------------------------------------------
Thomas Scientific - Invoice 903061192-0001 (11/06/90)
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 1 Page 7
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
1             Rocker Chassis Platform                                                    $   516.00
- --------------------------------------------------------------------------------------------------------------------------
1             Rocker Tray, 50x50 CM                                                      $    80.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $   596.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    12.26
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $    608.26
- --------------------------------------------------------------------------------------------------------------------------
              TOTAL EQUIPMENT COST                                                                            $132,565.96
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

                              ADDENDUM NUMBER ONE
                       TO MASTER LEASE AGREEMENT NO. 9118
                               DATED JUNE 1, 1991
                             RENTAL SCHEDULE NO. 1
                                 BY AND BETWEEN
                        LEASTEC CORPORATION ("Lessor")
                                      AND
                   ADEZA BIOMEDICAL CORPORATION ("Lessee")

                    OBLIGATION TO PURCHASE LEASED EQUIPMENT

Lessor and the Lessee hereby agree that the Lessee shall purchase the leased equipment from the Lessor at the end of the term of this Lease for a price equal to 10% of the original equipment cost provided that the Lessee has performed all of the terms and conditions set out in the Lease.



LEASTEC CORPORATION                                 AZEDA BIOMEDICAL
CORPORATION

/s/ Leastec Corporation                            /s/ Adeza Biomedical
- ------------------------                           ---------------------------

Title:    PRESIDENT                                Title:    CONTROLLER
       ------------------                                 --------------------

Date:    June 1, 1991                              Date:      June 1, 1991
       ------------------                                 --------------------

               CERTIFICATE OF INSPECTION AND CUSTOMER ACCEPTANCE

RENTAL SCHEDULE NO. 1
PURSUANT TO MASTER LEASE AGREEMENT NO. 9118, dated as of June 1, 1991 (the "Lease") by and between LEASTEC CORPORATION ("Lessor") and ADEZA BIOMEDICAL CORPORATION("Lessee"). The undersigned, being the duly authorized representative of the Lessor and the Lessee hereby CERTIFIES that the following units of equipment (the "Equipment") referred to in the Lease between the Lessor and the Lessee.

QUANTITY                 DESCRIPTION                   SERIAL NUMBER


EQUIPMENT DESCRIBED ON EXHIBIT "A" TO RENTAL SCHEDULE NO. 1 ATTACHED HERETO AND MADE A PART HEREOF.



have been duly delivered to the Lessor in good order and duly inspected and accepted by the undersigned as of the date hereof on behalf of the Lessor, and have thereby been duly delivered by the Lessor to the Lessee and have been duly accepted and inspected by the undersigned on said date on behalf of the Lessee as conforming in all respects with the requirements and provisions of the Lease.

                                            BY /s/ Controller
                                              ------------------

                                            Its CONTROLLER

                                            DATE: June 1, 1991

                                   SCHEDULE A

Schedule A ("Stipulated Loss Value") to Master Lease Agreement No. 9118, dated June 1, 1991, between LEASTEC CORPORATION ("Lessor") and ADEZA BIOMEDICAL CORPORATION ("Lessee").

During the rental period indicated in Column 1, the Stipulated Loss Value for that time is an amount equal to the percentage of the Acquisition Cost of the Equipment (as those terms are defined in the Rental Schedule) shown in Column 2.


COLUMN 1      COLUMN 2   COLUMN 3   COLUMN 4
- --------      --------   --------   --------
     1          108.00     31          65.32
     2          106.77     32          63.67
     3          105.53     33          61.99
     4          104.28     34          60.31
     5          103.02     35          58.60
     6          101.74     36          56.88
     7          100.45     37          55.14
     8           99.15     38          53.39
     9           97.83     39          51.62
    10           96.50     40          49.83
    11           95.16     41          48.02
    12           93.81     42          46.19
    13           92.44     43          44.34
    14           91.06     44          42.48
    15           89.66     45          40.60
    16           88.25     46          38.70
    17           86.82     47          36.78
    18           85.39     48          34.84
    19           83.93     49          32.88
    20           82.47     50          30.90
    21           80.98     51          28.90
    22           79.49     52          26.89
    23           77.97     53          24.85
    24           76.45     54          22.79
    25           74.90     55          20.71
    26           73.35     56          18.61
    27           71.77     57          16.49
    28           70.18     58          14.35
    29           68.58     59          12.18
    30           66.96     60          10.00
                           61          10.00

If noted here, this Schedule A is applicable to Rental Schedule No.(s) 1 only, otherwise to all Rental Schedules of the Lease not having specificalty noted Schedule A's.

Lessee (initial)

Lessor (initial)

                                  BILL OF SALE
                                  ------------

KNOW ALL MEN BY THESE PRESENTS: THAT ADEZA BIOMEDICAL CORPORATION located at 1240 Elko Drive, Sunnyvale, CA 94089 in consideration of the sum of ONE HUNDRED THIRTY-TWO THOUSAND FIVE HUNDRED SIXTY-FIVE and 96/100 Dollars ($132,565.96) and other good and valuable consideration, the receipt of which is hereby acknowledged, does hereby sell, assign, transfer and convey to LEASTEC CORPORATION, a corporation, with offices at 1470 Maria Lane, Suite 320, Walnut Creek, CA 94596, the following described personal property:

     EQUIPMENT DESCRIBED ON EXHIBIT "A" TO RENTAL SCHEDULE NO 1. ATTACHED HERETO AND MADE A PART HEREOF.

to have and to hold all and singular the said personal property to LEASTEC CORPORATION, its successors and assigns, for its own use forever.

The undersigned hereby covenants that the undersigned is the lawful owner of the said personal property; that it is free from all encumbrances; that the undersigned has the right to sell the same as aforesaid; and that the undersigned will warrant and defend the same against any and all claims and demands of all persons.

IN WITNESS WHEREOF, the undersigned has hereunto executed this document this 1ST day of JUNE, 1991.


ADEZA BIOMEDICAL CORPORATION

BY /s/ Thomas L. Bever
  --------------------------
Thomas L. Bever
Controller
(Typed name of signer and title)

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to Section 9403 of the California Uniform Commercial Code.

Debtor:                Adeza Biomedical Corporation
Federal Tax No.:       77-0054952
Mailing Address:       1240 Elko Drive
                       Sunnyvale, CA 94089

Secured Party:         Leastec Income Fund IV
Federal Tax No.:
Mailing Address:       1470 Maria Lane, Suite 320
                       Walnut Creek, CA 94596

This FINANCING STATEMENT covers the following types or items of property:

MASTER LEASE AGREEMENT NO. 9118 DATED JUNE 1, 1991

EQUIPMENT DESCRIBED ON EXHIBIT "A" TO RENTAL SCHEDULE NO. 12 ATTACHED HERETO AND MADE A PART HEREOF.

Signature of Debtor:

/s/ Adeza Biomedical Corporation       ADEZA BIOMEDICAL CORPORATION
- --------------------------------
Date:                                  06/01/91

Signature of Secured Party:

/s/ Leastec Income Fund IV             LEASTEC INCOME FUND IV
- --------------------------------
Date:

Return Copy To:                LEASTEC CORPORATION
                               1470 MARIA LANE, SUITE 320
                               WALNUT CREEK, CA 94596

                    CERTIFICATE OF INCUMBENCY AND AUTHORITY


I, BRIAN D. FRENZEL, do hereby certify that I am the duly elected, qualified and acting secretary of ADEZA BIOMEDICAL CORPORATION, a California Corporation; that the persons whose names, titles and signatures appear below are duly elected (or appointed), qualified and acting officers of said Corporation and hold on the date of this Certificate the offices set opposite their respective names; that the signatures appearing opposite of their respective names are the genuine signatures of such officers; that each of such officers is duly authorized for and on behalf of said Corporation to execute and deliver any lease document between said Corporation and said Leastec Corporation and that execution of such documents, and instruments in connection therewith and any other document or instrument related thereto for and on behalf of said Corporation is not prohibited by or in any manner restricted by the terms of said Corporation's Certificate of Incorporation, its by-laws, or of any loan agreement, indenture or contract to which said Corporation is a party or under which it is bound.


NAME AND TITLE OF OFFICER        SIGNATURE OF OFFICER


/s/ BRIAN D. FRENZEL
- ---------------------------
BRIAN D. FRENZEL, PRESIDENT


/s/ THOMAS L. BEVER
- ---------------------------
THOMAS L. BEVER, CONTROLLER


IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this 1ST day of JUNE, 1991.


By


Title

                             MASTER LEASE AGREEMENT


                                                                   NUMBER 9188-2

RENTAL SCHEDULE NO. 2 to Master Lease Agreement No. 9118, dated June 1, 1991, (the "Lease") by and between the undersigned, the terms and conditions of which are hereby incorporated herein by reference. Lessee hereby (a) authorizes Lessor to order for lease to Lessee the equipment described herein (the "Equipment") and to insert hereon the Lease Commencement Date and the partial first period's rent (if any) for such Equipment upon Lessee's acceptance of same for lease, (b) agrees to lease such Equipment from Lessor Effective the Lease Commencement Date thereof and for the lease term specified below, and (c) agrees to pay Lessor the rent, in the amounts and at the times specified below, for each item of Equipment. All of the terms used herein which are defined in the Lease shall have the same meaning as so defined.

DESCRIPTION
- -----------


EQUIPMENT DESCRIBED ON EXHIBIT "A" TO RENTAL SCHEDULE NO. 2 ATTACHED HERETO AND MADE A PART HEREOF.



                                                         TOTAL COST $128,012.47


This Rental Schedule is for a term of 60 months (plus 0 days partial first period term) and the Lease Commencement Date is October 1, 1991. The partial first period rent of $0 is payable together with $2,944.29 (plus applicable sales/use tax) regular monthly rent on the 1st day of October, 1991 followed by equal payment of regular rent on the 1st day of each month thereafter until a total rent of $176,657.40 has been paid.

Location of Equipment 1240 ELKO DRIVE, SUNNYVALE, CA 94089

The "Acquisition Cost" means an amount equal to the sum of (i) the purchase price of each item of Equipment paid by Lessor, plus (ii) any excise, sales and use tax on or with respect thereto, plus (iii) any costs, expenses, and fees paid or incurred by Lessor in obtaining and delivering such items of Equipment to Lessee and any expenses of installation of such item of Equipment paid for by Lessor.

LEASTEC CORPORATION (LESSOR)             ADEZA BIOMEDICAL CORPORATION (LESSEE)

By /s/ LEASTEC CORPORATION               By /s/ ADEZA BIOMEDICAL CORPORATION
   -------------------------------          ---------------------------------
       (authorized signature)                    (authorized signature)

Its     PRESIDENT                        Its       CONTROLLER
    ------------------------------           -------------------------------

Date       October 1, 1991               Date          October 1, 1991
     -----------------------------            ------------------------------

EXHIBIT "A" TO RENTAL SCHEDULE NO. 2 Page 1
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
Advanced Micro Solutions, Inc. - Invoice 7392 (06/26/91)
- --------------------------------------------------------------------------------------------------------------------------

1              Archive Python 1.2GB DAT Raw Drive                                        $2,025.00
- --------------------------------------------------------------------------------------------------------------------------
1              Adaptec 1540 SCSI BusMaster 16-bit                                        $  300.00
- --------------------------------------------------------------------------------------------------------------------------
1              Cheyenne ARCServe VAP W/O Controlle                                       $  995.00
- --------------------------------------------------------------------------------------------------------------------------
1              SCSI Cable - Three Foot                                                   $   20.00
- --------------------------------------------------------------------------------------------------------------------------
2              DAT Cartridge Tapes - 90 Meters                                           $   80.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $3,420.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    7.50
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                  $3,437.50
- --------------------------------------------------------------------------------------------------------------------------
Alcatel Vacuum Products, Inc. - Invoice 87045 (07/19/91)
- --------------------------------------------------------------------------------------------------------------------------
1               LIQ Nitrogen Trap SS NW 25                                               $  860.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $  860.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    4.47
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                  $  864.47
- --------------------------------------------------------------------------------------------------------------------------
AMAX Engineering Corporation - Invoice 57201-IN (05/29/91)
- --------------------------------------------------------------------------------------------------------------------------
2                  386SX-20Mhz System                          910546129                 $1,740.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               910546130
- --------------------------------------------------------------------------------------------------------------------------
2                  Monitor, Hyundai                            MLHA103406693
- --------------------------------------------------------------------------------------------------------------------------
                                                               MLHA103406740
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $1,740.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $   41.72
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                  $1,781.72
- --------------------------------------------------------------------------------------------------------------------------
Bay Area Technology, Inc. - Invoice 10029 (07/26/91)
- --------------------------------------------------------------------------------------------------------------------------
1                  Clean Station w/C Frame                                               $4,500.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $4,500.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Installation              $  720.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                  $5,220.00
- --------------------------------------------------------------------------------------------------------------------------
Baxter Diagnostics - Invoice 4394190 (05/15/91)
- --------------------------------------------------------------------------------------------------------------------------
1 Pk               Flask w/Tube 4L                                                       $   68.15
- --------------------------------------------------------------------------------------------------------------------------
1                  Timer 3-Channel Alarm                                                 $   30.54
- --------------------------------------------------------------------------------------------------------------------------
1                  Incubator Model 100 115V                                              $  248.00
- --------------------------------------------------------------------------------------------------------------------------
1                  Direct Drive Vacuum Pump 115V                                         $  474.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 5351715 (06/14/91)
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 2 Page 2
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
1             Biofuge 13                                                                 $ 1,200.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 6267387 (07/17/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Electrode Combo BNC Deep                                                   $    95.00
- --------------------------------------------------------------------------------------------------------------------------
1             Digital PH/ION Meter, Model 250                                            $ 1,160.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 6565873 (07/25/91)
- --------------------------------------------------------------------------------------------------------------------------
2             Finnpipette, 12 Channel, 50-300UL                                          $ 1,172.84
- --------------------------------------------------------------------------------------------------------------------------
Invoice 7081412 (08/09/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Transferpette - 8 Channel, 50-200ML                                        $   423.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 7081414 (08/09/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Transferpette - 8 Channel, 50-200ML                                        $   495.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 7277975 (08/16/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Crest Freezer - 90C 20 Cu Ft 208V                                          $ 5,563.10
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $10,929.63
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $   339.88
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $11,269.51
- --------------------------------------------------------------------------------------------------------------------------
Beckman Instruments, Inc. - Invoice 173601FT01 (06/04/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Centrifuge Rotor, JA-10 Ay.                      3882                      $ 4,020.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 4,020.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    12.06
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $ 4,032.06
- --------------------------------------------------------------------------------------------------------------------------
Hoefer Scientific Instrument - Invoice 287915 (04/30/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Anderson ISO Gel Tube 18#                                                  $ 1,200.00
- --------------------------------------------------------------------------------------------------------------------------
1             ISO Gel Tube Seals (20)                                                    $    30.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 1,230.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $     4.38
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $ 1,234.38
- --------------------------------------------------------------------------------------------------------------------------
Hull Corporation - Invoice 54842 (01/18/91)
- --------------------------------------------------------------------------------------------------------------------------
2             Shelves for Freeze Dryer                                                   $ 5,660.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $ 5,660.00
- --------------------------------------------------------------------------------------------------------------------------
Ivek Corporation - Invoice 2957 (07/26/91)
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 2 Page 3
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
2             130.8 Digispense 8, Model DS-Micro-DE-AA         1408,1409                 $ 7,100.00
- --------------------------------------------------------------------------------------------------------------------------
2             145.4.D.E. Pump/Motor Option                                               $ 1,200.00
- --------------------------------------------------------------------------------------------------------------------------
2             145.5 Microspense Option                                                   $   780.00
- --------------------------------------------------------------------------------------------------------------------------
4             402.2 Pump "AA" Option                                                     $ 1,380.00
- --------------------------------------------------------------------------------------------------------------------------
4             477.0 Accessory Kit                                                        $   320.00
- --------------------------------------------------------------------------------------------------------------------------
                                                              Subtotal                   $10,780.00
- --------------------------------------------------------------------------------------------------------------------------
                                                              Freight                    $    45.21
- --------------------------------------------------------------------------------------------------------------------------
                                                              VENDOR TOTAL                                     $10,825.21
- --------------------------------------------------------------------------------------------------------------------------
James Old & Son - Invoice 60119 (06/05/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Shelving 72x36                                                             $ 2,266.72
- --------------------------------------------------------------------------------------------------------------------------
1             Wire Material                                                              $ 1,750.48
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 4,017.20
- --------------------------------------------------------------------------------------------------------------------------
                                                               Frt & Installation        $ 1,673.58
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $ 5,690.78
- --------------------------------------------------------------------------------------------------------------------------
KBM Office Furniture - Invoice 10126191 (04/26/91)
- --------------------------------------------------------------------------------------------------------------------------
3             Bookcase, 72"                                                              $   406.50
- --------------------------------------------------------------------------------------------------------------------------
Invoice 10127480 (05/07/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Bookcase, 36x29                                                            $   122.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 10127481 (05/03/91)
- --------------------------------------------------------------------------------------------------------------------------
3             Double Pedestal Desk 36x72                                                 $ 1,104.00
- --------------------------------------------------------------------------------------------------------------------------
3             Executive Chair                                                            $   483.00
- --------------------------------------------------------------------------------------------------------------------------
4             Guest Chair                                                                $   480.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 2,595.50
- --------------------------------------------------------------------------------------------------------------------------
                                                               Installation              $    22.50
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                     $2,618.00
- --------------------------------------------------------------------------------------------------------------------------
Redwood Office Products - Invoice 10336165 (08/09/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Beige-Fire Proof File                                                      $ 1,841.56
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 1,841.56
- --------------------------------------------------------------------------------------------------------------------------
                                                               Frt & Installation        $   165.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                     $2,006.56
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 2 PAGE 4
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- ------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                               Vendor Total
- ------------------------------------------------------------------------------------------------------------------------
Rostec - Invoice 1010 (08/29/91)
- ------------------------------------------------------------------------------------------------------------------------
3             Hardwire Receptacle Infeed 8-Wire                                            $169.65
- ------------------------------------------------------------------------------------------------------------------------
11            Duplex Line I/II 8-Wire                                                       $60.06
- ------------------------------------------------------------------------------------------------------------------------
11            Duplex Line I/III 8-Wire                                                      $60.06
- ------------------------------------------------------------------------------------------------------------------------
1             24R PNL Trk/Trk Conn 8-Wire                                                   $56.55
- ------------------------------------------------------------------------------------------------------------------------
9             36W Power Assembly 8-Wire                                                    $407.16
- ------------------------------------------------------------------------------------------------------------------------
4             Pass Thru Cable 36" 8-Wire                                                   $121.68
- ------------------------------------------------------------------------------------------------------------------------
1             42W Power Assembly 8-Wire                                                     $48.36
- ------------------------------------------------------------------------------------------------------------------------
3             Pass Thru Cable 60"                                                          $105.30
- ------------------------------------------------------------------------------------------------------------------------
10            62x36 Panel 8-Wire, 9/381/402                                              $2,008.50
- ------------------------------------------------------------------------------------------------------------------------
14            62x36 Panel 8-Wire, 9/402                                                  $2,811.90
- ------------------------------------------------------------------------------------------------------------------------
4             62x60 Panel 8-Wire, 9/381/402                                              $1,068.60
- ------------------------------------------------------------------------------------------------------------------------
4             62x60 Panel 8-Wire, 9/402                                                  $1,068.60
- ------------------------------------------------------------------------------------------------------------------------
6             62x48 Panel 8-Wire, 9/381/402                                              $1,387.62
- ------------------------------------------------------------------------------------------------------------------------
2             62x24 Panel 8-Wire, 9/381/402                                                $327.60
- ------------------------------------------------------------------------------------------------------------------------
2             42x36 Panel 8-Wire, 9/381/402                                                $380.64
- ------------------------------------------------------------------------------------------------------------------------
6             62" Rad Panel 8-Wire, 9/IN 402/381                                         $2,157.48
- ------------------------------------------------------------------------------------------------------------------------
2             42" Rad Panel 8-Wire, 9/IN 402/381                                           $554.58
- ------------------------------------------------------------------------------------------------------------------------
2             62" C-Post, 9/381                                                            $103.74
- ------------------------------------------------------------------------------------------------------------------------
8             62" T-Post, 9/381                                                            $414.96
- ------------------------------------------------------------------------------------------------------------------------
2             62" X-Post, 9                                                                 $81.90
- ------------------------------------------------------------------------------------------------------------------------
4             62" Wall Post, 9                                                             $129.48
- ------------------------------------------------------------------------------------------------------------------------
1             42" Wall Post, 9                                                              $24.18
- ------------------------------------------------------------------------------------------------------------------------
18            62" End Trim, 9                                                              $666.90
- ------------------------------------------------------------------------------------------------------------------------
1             42" End Trim, 9                                                               $24.57
- ------------------------------------------------------------------------------------------------------------------------
10            36" Flipper Door Lam/T, 7/905                                                $873.60
- ------------------------------------------------------------------------------------------------------------------------
10            36" Open Shelf Lam/T, 7/905                                                  $507.00
- ------------------------------------------------------------------------------------------------------------------------
11            Box/File Susp Pedestal, 7                                                  $1,377.09
- ------------------------------------------------------------------------------------------------------------------------
10            24x36 Worksurface L/T, 7/905                                                 $756.60
- ------------------------------------------------------------------------------------------------------------------------
10            24x60 Worksurface L/T, 7/905                                                 $963.30
- ------------------------------------------------------------------------------------------------------------------------

______ Lessee     ______ Lessor
       Initial           Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 2 Page 5
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
10            36" Corner Worksurface L/T, 7/905                                          $1,392.30
- --------------------------------------------------------------------------------------------------------------------------
2             24x60 Right Rad Surface, 7/905                                               $297.96
- --------------------------------------------------------------------------------------------------------------------------
2             Curved Cntr Lam/T, 9/91M18                                                   $134.94
- --------------------------------------------------------------------------------------------------------------------------
2             36" Cntr Top Lam/T, 9/91M18                                                  $131.04
- --------------------------------------------------------------------------------------------------------------------------
Invoice 1083 (09/12/91)
- --------------------------------------------------------------------------------------------------------------------------
10            Task Light for 36" Shelf                                                     $565.50
- --------------------------------------------------------------------------------------------------------------------------
Invoice 1084 (09/12/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Ceiling Feed 8-Wire                                                           $56.55
- --------------------------------------------------------------------------------------------------------------------------
2             Hardwire Receptacle Infeed 8-Wire                                            $113.10
- --------------------------------------------------------------------------------------------------------------------------
13            Duplex Line I/II 8-Wire                                                       $70.98
- --------------------------------------------------------------------------------------------------------------------------
13            Duplex Line I/III 8-Wire                                                      $70.98
- --------------------------------------------------------------------------------------------------------------------------
7             30W Power Assembly 8-Wire                                                    $297.57
- --------------------------------------------------------------------------------------------------------------------------
25            36W Power Assembly 8-Wire                                                  $1,131.00
- --------------------------------------------------------------------------------------------------------------------------
1             Power-Pole 10"                                                               $148.20
- --------------------------------------------------------------------------------------------------------------------------
20            62x36 Panel 8-Wire, 9/381/402                                              $4,017.00
- --------------------------------------------------------------------------------------------------------------------------
18            62x36 Panel 8-Wire, 9/402                                                  $3,615.30
- --------------------------------------------------------------------------------------------------------------------------
4             62x60 Panel 8-Wire, 9/381/402                                              $1,068.60
- --------------------------------------------------------------------------------------------------------------------------
4             62x60 Panel 8-Wire, 9/402                                                  $1,068.60
- --------------------------------------------------------------------------------------------------------------------------
2             62x42 Panel 8-Wire, 9/381/402                                                $432.90
- --------------------------------------------------------------------------------------------------------------------------
2             62x42 Panel 8-Wire, 9/402                                                    $432.90
- --------------------------------------------------------------------------------------------------------------------------
14            62x30 Panel 8-Wire, 9/381/402                                              $2,538.90
- --------------------------------------------------------------------------------------------------------------------------
1             42x36 Panel 8-Wire, 9/381/402                                                $190.32
- --------------------------------------------------------------------------------------------------------------------------
16            62" C-Post, 9/381                                                            $829.92
- --------------------------------------------------------------------------------------------------------------------------
7             62" T-Post, 9/381                                                            $363.09
- --------------------------------------------------------------------------------------------------------------------------
2             62" X-Post, 9                                                                 $81.90
- --------------------------------------------------------------------------------------------------------------------------
1             62" Wall Post, 9                                                              $32.37
- --------------------------------------------------------------------------------------------------------------------------
16            62" End Trim, 9                                                              $592.80
- --------------------------------------------------------------------------------------------------------------------------
2             Trans Trim P/P, 9                                                             $32.76
- --------------------------------------------------------------------------------------------------------------------------
7             30" Flipper Door Lam/T, 7/905                                                $578.76
- --------------------------------------------------------------------------------------------------------------------------
7             30" Open Shelf Lam/T, 7/905                                                  $335.79
- --------------------------------------------------------------------------------------------------------------------------
Invoice 5351715 (06/14/91)

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 2 Page 6
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
7             Task Light for 30" Shelf                                                    $   376.74
- --------------------------------------------------------------------------------------------------------------------------
6             36" Flipper Door Lam/T, 7/905                                               $   524.16
- --------------------------------------------------------------------------------------------------------------------------
6             36" Open Shelf Lam/T, 7/905                                                 $   304.20
- --------------------------------------------------------------------------------------------------------------------------
6             Task Light for 36" Shelf                                                    $   339.30
- --------------------------------------------------------------------------------------------------------------------------
13            Box/File Susp. Pedestal, 7                                                  $ 1,627.47
- --------------------------------------------------------------------------------------------------------------------------
10            24x36 Worksurface Lam/T, 7/905                                              $   756.60
- --------------------------------------------------------------------------------------------------------------------------
3             24x42 Worksurface Lam/T, 7/905                                              $   239.85
- --------------------------------------------------------------------------------------------------------------------------
6             24x60 Worksurface Lam/T, 7/905                                              $   577.98
- --------------------------------------------------------------------------------------------------------------------------
7             24x30 Worksurface Lam/T, 7/905                                              $   521.43
- --------------------------------------------------------------------------------------------------------------------------
13            36" Corner Worksurface Lam/T, 7-905                                         $ 1,809.99
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                   $46,417.41
- --------------------------------------------------------------------------------------------------------------------------
                                                               Installation               $ 2,862.89
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                     $49,280.30
- --------------------------------------------------------------------------------------------------------------------------
Sears - Invoice 914354 (09/12/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Freezer, 19 Cubic Foot                                                      $   469.99
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                   $   469.99
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                    $    30.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                        $499.99
- --------------------------------------------------------------------------------------------------------------------------
Terra Universal, Inc. - Invoice 14114 (07/31/91)
- --------------------------------------------------------------------------------------------------------------------------
3             Standard Clean Room Bench Formica, 72"Wx36"D                                $   909.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 14324 (07/24/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Glove Box, Plexiglass                                                       $   452.00
- --------------------------------------------------------------------------------------------------------------------------
1             Air Lock Unit: Plexiglass                                                   $   145.00
- --------------------------------------------------------------------------------------------------------------------------
1             Changeable Sleeve & Glove Combination (Size 9)                              $    89.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                   $ 1,595.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                    $   669.99
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                      $2,264.99
- --------------------------------------------------------------------------------------------------------------------------
Yield Engineering Systems, Inc. - Invoice 15713 (06/19/91)
- --------------------------------------------------------------------------------------------------------------------------
1             YES-3 Vacuum Bake/Vapor Prime System pn#4400 87935                          $18,864.00
- --------------------------------------------------------------------------------------------------------------------------
1             Vacuum Pump, Alcatel, 7 cfm pn#3223              221366                     $ 1,825.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 5351715 (06/14/91)
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 2 Page 7
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
1             Spare Parts Kit for YES-3                                                  $275.00
- --------------------------------------------------------------------------------------------------------------------------
1             Sensor Vacuum Gauge, G-P Transducer                                        $263.00
- --------------------------------------------------------------------------------------------------------------------------
1             Special Plumbing                                                           $100.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                   $ 21,327.00
- --------------------------------------------------------------------------------------------------------------------------
              TOTAL EQUIPMENT COST                                                                            $128,012.47
- --------------------------------------------------------------------------------------------------------------------------

LEASTEC CORPORATION (LESSOR)               ADEZA BIOMEDICAL CORPORATION (LESSEE)

By /s/ LEASTEC CORPORATION                 By /s/ ADEZA BIOMEDICAL CORPORATION
   ------------------------------             ---------------------------------
        (authorized signature)                      (authorized signature)

Its        PRESIDENT                       Its       CONTROLLER
    -----------------------------              --------------------------------

Date       October 1, 1991                 Date      October 1, 1991
     ----------------------------               -------------------------------

                              ADDENDUM NUMBER ONE
                       TO MASTER LEASE AGREEMENT NO. 9118
                               DATED JUNE 1, 1991
                             RENTAL SCHEDULE NO. 2
                                 BY AND BETWEEN
                        LEASTEC CORPORATION ("Lessor")
                                      AND
                    ADEZA BIOMEDICAL CORPORATION ("Lessee")

                    OBLIGATION TO PURCHASE LEASED EQUIPMENT

Lessor and the Lessee hereby agree that the Lessee shall purchase the leased equipment from the Lessor at the end of the term of this Lease for a price equal to 10% of the original equipment cost provided that the Lessee has performed all of the terms and conditions set out in the Lease.



LEASTEC CORPORATION (LESSOR)               ADEZA BIOMEDICAL CORPORATION (LESSEE)

By /s/ LEASTEC CORPORATION                 By /s/ ADEZA BIOMEDICAL CORPORATION
   ------------------------------             ---------------------------------
        (authorized signature)                      (authorized signature)

Its        PRESIDENT                       Its       CONTROLLER
    -----------------------------              --------------------------------

Date       October 1, 1991                 Date      October 1, 1991
     ----------------------------               -------------------------------

                     AMENDMENT No. I TO ADDENDUM NUMBER ONE
                  (OBLIGATION TO PURCHASE LEASED EQUIPMENT) TO
                  MASTER LEASE AGREEMENT NO. 9118 (the LEASE)
                               DATED JUNE 1, 1991
                             RENTAL SCHEDULE NO. 2
                                 BY AND BETWEEN
                    ADEZA BIOMEDICAL CORPORATION ("LESSEE")
                                      AND
                   LEASTEC CORPORATION ("LESSOR") ASSIGNED TO
                            LEASTEC INCOME FUND III

WHEREAS, Assignee and Lessee have entered into the Lease, rental schedule no. 2 and Obligation to Purchase Equipment; and

WHEREAS, Assignee and Lessee desire to amend certain provisions of the Obligation to Purchase Equipment as hereinafter provided; and

WHEREAS Lessee desires to sell certain surplus equipment subject to the Lease and Obligation to Purchase Equipment hereinafter identified as one Yield Engineering Systems YES-3 Vacuum Bake/Vapor Prime System (pn # 4400) with Alcatel Vacuum Pump (pn # 3223); and

NOW THEREFORE, for good and valuable consideration, Assignee and Lessee hereby agree as follows:

Assignee shall sell the above identified equipment for $4,200 and the amount due under the Obligation to Purchase Equipment from the Lessee shall be reduced to $8,601 plus applicable taxes.

Except as set out herein, Assignee and Lessee hereby agree that all other terms and conditions of the Lease, Rental Schedule and Obligation to Purchase Equipment shall remain in full force and effect as entered into by the parties on or prior to the date hereof.


LESSEE:                                   ASSIGNEE:

Adeza Biomedical Corporation              Leastec Income Fund IH

BY /s/ EMORY V. ANDERSON                  BY /s/ ERNEST LAVAGETTO
   -------------------------                 ----------------------

Emory V. Anderson                         Ernest Lavagetto
- -----------------                         ----------------

Title VP and CFO                         Title President
      ----------                               ---------

Date  February 16, 1996                 Date  November 15, 1996
      -------------------                     -----------------

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to Section 9403 of the California Uniform Commercial Code.

Debtor:                          Adeza Biomedical Corporation
Federal Tax No.:                 77-0054952
Mailing Address:                 1240 Elko Drive
                                 Sunnyvale, CA 94089

Secured Party:                   Leastec Income Fund III
Federal Tax No.:                 68-0066209
Mailing Address:                 2785 Mitchell Drive, Suite 110
                                 Walnut Creek, CA 94598

This FINANCING STATEMENT covers the following types or items of property:

MASTER LEASE AGREEMENT NO. 9118 DATED JUNE 1, 1991

EQUIPMENT DESCRIBED ON EXHIBIT "A" TO RENTAL SCHEDULE NO. 2 ATTACHED HERETO AND MADE A PART HEREOF.

Signature of Debtor:

/s/ Adeza Biomedical Corporation    ADEZA BIOMEDICAL CORPORATION
- --------------------------------
Date:                               10/01/91


Signature of Secured Party:

/s/ Leastec Income Fund III         LEASTEC INCOME FUND III
- --------------------------------
Date:


Return Copy To:                  LEASTEC CORPORATION
                                 2785 MITCHELL DRIVE, SUITE 110
                                 WALNUT CREEK, CA 94598

                             MASTER LEASE AGREEMENT



                                                                 NUMBER 9118 - 3


RENTAL SCHEDULE NO. 3 to Master Lease Agreement No. 9118, dated June 1, 1991, (the "Lease") by and between the undersigned, the terms and conditions of which are hereby incorporated herein by reference. Lessee hereby (a) authorizes Lessor to order for lease to Lessee the equipment described herein (the "Equipment") and to insert hereon the Lease Commencement Date and the partial first period's rent (if any) for such Equipment upon Lessee's acceptance of same for lease, (b) agrees to lease such Equipment from Lessor Effective the Lease Commencement Date thereof and for the lease term specified below, and (c) agrees to pay Lessor the rent, in the amounts and at the times specified below, for each item of Equipment. All of the terms used herein which are defined in the Lease shall have the same meaning as so defined.

DESCRIPTION
- -----------

EQUIPMENT DESCRIBED ON EXHIBIT "A" TO RENTAL SCHEDULE NO. 3 ATTACHED HERETO AND MADE A PART HEREOF.



                                                          TOTAL COST $ 90,177.17

This Rental Schedule is for a term of 60 months (plus 0 days partial first period term) and the Lease Commencement Date is December 15, 1991. The partial first period rent of $ 0 is payable together with $ 2,074.07 (plus applicable sales/use tax) regular monthly rent on the 15th day of December 1991 followed by equal payment of regular rent on the 15th day of each month thereafter until a total rent of $ 124,444.20 has been paid.

Location of Equipment 1240 ELKO DRIVE, SUNNYVALE, CA 94089

The "Acquisition Cost" means an amount equal to the sum of (i) the purchase price of each item of Equipment paid by Lessor, plus (ii) any excise, sales and use tax on or with respect thereto, plus (iii) any costs, expenses, and fees paid or incurred by Lessor in obtaining and deliverying such items of Equipment to Lessee and any expenses of installation of such item of Equipment paid for by Lessor.

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
Advanced Micro Solutions, Inc. - Invoice 7414 (08/31/91)
- --------------------------------------------------------------------------------------------------------------------------
2             Adeptec 1540 SCSI BusMaster 16-bit                                           $590.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                    $590.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                       $3.09
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                       $593.09
- --------------------------------------------------------------------------------------------------------------------------
Aro Corporation - Invoice 33686 (09/12/91)
- --------------------------------------------------------------------------------------------------------------------------
1             F099-1080-2 Non-por Pkg Tester LG/CH Stand       306                       $2,675.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                     $2,675.00
- --------------------------------------------------------------------------------------------------------------------------
Bio-Rad Laboratories - Invoice 781981 (09/27/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Sub-Cell System, UV Tray, 15x10                                              $407.00
- --------------------------------------------------------------------------------------------------------------------------
1             Wide Mini-Sub Cell                                                           $305.00
- --------------------------------------------------------------------------------------------------------------------------
1             Multi-Gel Casting Chamber                                                    $295.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $1,007.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                      $10.61
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                     $1,017.61
- --------------------------------------------------------------------------------------------------------------------------
Dynatex International - Invoice 29976 (09/30/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Dynatex DXE-6 Wafer Expander                     10904                     $4,834.50
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $4,834.50
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                       $2.88
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                     $4,837.38
- --------------------------------------------------------------------------------------------------------------------------
Electro Biotransfer, Inc. - Invoice 6501 (07/26/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Semi dry electroblotter custom 10"x10" electrode                             $650.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                       $650.00
- --------------------------------------------------------------------------------------------------------------------------
James Old & Son - Invoice 61198 (09/20/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Wire Cage                                                                  $1,201.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 61208 (09/20/91)
- --------------------------------------------------------------------------------------------------------------------------
1             10 Frames - 20 People                                                      $1,396.30
- --------------------------------------------------------------------------------------------------------------------------
2             7R6915-4HW Racks                                                             $400.00
- --------------------------------------------------------------------------------------------------------------------------
1             7R6024-4HW Rack                                                              $161.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $3,158.30
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                      $69.46
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 3 Page 2
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
                                                               Installation                 $40.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                     $3,267.76
- --------------------------------------------------------------------------------------------------------------------------
Kalleen's Computer Products - Invoice 264456 (09/25/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Draftpro Plotter DXL 8-Pn                        311A21832                 $3,549.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                     $3,549.00
- --------------------------------------------------------------------------------------------------------------------------
Karl Suss America, Inc. - Invoice 9510 (10/18/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Suss Automatic Scriber with the following:       1100                     $30,874.50
- --------------------------------------------------------------------------------------------------------------------------
              Digital Stepping Device AS120/Metric
- --------------------------------------------------------------------------------------------------------------------------
              Electrical Equip. RA120 110V/60HZ
- --------------------------------------------------------------------------------------------------------------------------
              Diamond Holder RA 120/5 50G
- --------------------------------------------------------------------------------------------------------------------------
              Chuck ASMS/RD/110 MM/Pins/Spec
- --------------------------------------------------------------------------------------------------------------------------
              4 Sided Shaft, 4 Scribing Edges, 90 Deg.
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $30,874.50
- --------------------------------------------------------------------------------------------------------------------------
KBM Office Furniture - Invoice 10141262 (09/30/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Single Pedestal Desk                                                       $1,197.00
- --------------------------------------------------------------------------------------------------------------------------
1             Bookcase, 3 Shelf, 36x60                                                     $419.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 10141261 (09/09/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Round Table, 42"                                                             $329.00
- --------------------------------------------------------------------------------------------------------------------------
1             Four Prong Base                                                              $140.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 10142150 (09/09/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Right Pedestal Desk, 30x60                                                   $374.00
- --------------------------------------------------------------------------------------------------------------------------
1             Left Return, 42x21                                                           $231.00
- --------------------------------------------------------------------------------------------------------------------------
1             Storage Cabinet, 21x72                                                       $484.00
- --------------------------------------------------------------------------------------------------------------------------
1             Bookcase, 36x29                                                              $160.00
- --------------------------------------------------------------------------------------------------------------------------
4             Bookcase, 36x72                                                              $572.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 10145750 (10/02/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Table, 12'x4'                                                              $2,022.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 10146550 (10/11/91)
- --------------------------------------------------------------------------------------------------------------------------
10            Medium Back Chair                                                          $3,800.00
- --------------------------------------------------------------------------------------------------------------------------
2             High Back Guest Chair                                                      $1,030.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                 $10,758.00
- --------------------------------------------------------------------------------------------------------------------------

______ Lessee         ______ Lessor
       Initial               Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 3 Page 3
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
                                                               Installation                 $30.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $10,788.00
- --------------------------------------------------------------------------------------------------------------------------
Molecular Devices - Invoice 106889 (10/16/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Vmax Refurbish Plate Reader                                                $7,000.00
- --------------------------------------------------------------------------------------------------------------------------
1             550NM Filter Lens, 1" Dia.                                                   $275.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 107750 (10/24/92)
- --------------------------------------------------------------------------------------------------------------------------
1             VMAX Refurbish Plate Reader                                                $7,000.00
- --------------------------------------------------------------------------------------------------------------------------
1             Centronics to Centronics Cable                                                $45.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                 $14,320.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Installation                 $45.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $14,365.00
- --------------------------------------------------------------------------------------------------------------------------
Northgate Computer Systems - Invoice 163049 (09/30/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Elegance SP 486-33-16-64K File Server, 14"                                 $4,199.00
              Mon
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $4,199.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                     $115.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $4,314.00
- --------------------------------------------------------------------------------------------------------------------------
Phoenix Equipment, Inc. - Invoice 13789 (05/22/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Beckman Model J-21 High Speed Refrigerated                                 $1,500.00
- --------------------------------------------------------------------------------------------------------------------------
              Floor Model Entrifuge w/Tach, Brake &
- --------------------------------------------------------------------------------------------------------------------------
              Variable Speed
- --------------------------------------------------------------------------------------------------------------------------
1             Model JA-20 Fixed Angle Rotor                                              $1,250.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $2,750.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                     $371.15
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $3,121.15
- --------------------------------------------------------------------------------------------------------------------------
Tom Black Service Center - Invoice 2626 (10/04/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Beckman DU-50 Spectrophotometer                                            $4,500.00
- --------------------------------------------------------------------------------------------------------------------------
1             Auto Sample Changer                                                          $700.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $5,200.00
- --------------------------------------------------------------------------------------------------------------------------
VWR Scientific - Invoice 26499650 (10/23/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Adapter Set for 18-500UL Tubest                                              $105.00
- --------------------------------------------------------------------------------------------------------------------------

______ Lessee         ______ Lessor
       Initial               Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 3 Page 4
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
Invoice 26499651 (10/25/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Micro Centrifuge Model 5415C                                               $1,470.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 26499660 (11/08/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Ice Maker Flaker, W/Bin, AF1                                               $1,680.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 26714940 (10/29/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Bath, Shaking, Model 25                                                    $1,645.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $4,900.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                      $24.68
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                     $4,924.68
- --------------------------------------------------------------------------------------------------------------------------
              TOTAL EQUIPMENT COST                                                                             $90,177.17
- --------------------------------------------------------------------------------------------------------------------------


LEASTEC CORPORATION                  ADEZA BIOMEDICAL CORPORATION

BY /s/ Leastec Corporation           BY /s/ Thomas L. Bever
   -----------------------------        -----------------------------
                                               Thomas L. Bever

TITLE      PRESIDENT                 TITLE     CONTROLLER
      --------------------------           --------------------------


DATE       December 15, 1991         DATE      December 15, 1991
     ---------------------------         ----------------------------

                              ADDENDUM NUMBER ONE
                       TO MASTER LEASE AGREEMENT NO. 9118
                               DATED JUNE 1, 1991
                             RENTAL SCHEDULE NO. 3
                                 BY AND BETWEEN
                        LEASTEC CORPORATION ("Lessor" )
                                      AND
                    ADEZA BIOMEDICAL CORPORATION ("Lessee")

                    OBLIGATION TO PURCHASE LEASED EQUIPMENT



Lessor and the Lessee hereby agree that the Lessee shall purchase the leased equipment from the Lessor at the end of the term of this Lease for a price equal to 10% of the original equipment cost provided that the Lessee has performed all of the terms and conditions set out in the Lease.



LEASTEC CORPORATION (LESSOR) ADEZA BIOMEDICAL CORPORATION (LESSEE)

By /s/ Leastec Corporation            By /s/ Adeza Biomedical Corporation
   -----------------------------         --------------------------------
      (authorized signature)                (authorized signature)


Title:      PRESIDENT                 Title:   CONTROLLER
       -------------------------             ----------------------------

Date:       December 15, 1991         Date     December 15, 1991
      --------------------------           ------------------------------

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to Section 9403 of the California Uniform Commercial Code.

Debtor:                       Adeza Biomedical Corporation
Federal Tax No.:              77-0054952
Mailing Address:              1240 Elko Drive
                              Sunnyvale, CA 94089

Secured Party:                Leastec Income Fund III
Federal Tax No.:
Mailing Address:              2785 Mitchell Drive, Suite 110
                              Walnut Creek, CA 94598

This FINANCING STATEMENT covers the following types or items of property:

MASTER LEASE AGREEMENT NO. 9118 DATED JUNE 1, 1991

EQUIPMENT DESCRIBED ON EXHIBIT "A" TO RENTAL SCHEDULE NO. 3 ATTACHED HERETO AND MADE A PART HEREOF.

Signature of  Debtor:         /s/ Adeza Biomedical Corporation
                              --------------------------------
                              ADEZA BIOMEDICAL CORPORATION
Date:                         12/15/91

Signature of Secured Party:   /s/ Leastec Income Fund III
                              --------------------------------
                              LEASTEC INCOME FUND III
Date:

Return Copy To:               LEASTEC CORPORATION
                              2785 MITCHELL DRIVE, SUITE 110
                              WALNUT CREEK, CA 94598

                             MASTER LEASE AGREEMENT

                                                            NUMBER      9118 - 4

RENTAL SCHEDULE NO. 4 to Master Lease Agreement No. 9118, dated June 1, 1991, (the "Lease") by and between the undersigned, the terms and conditions of which are hereby incorporated herein by reference. Lessee hereby (a) authorizes Lessor to order for lease to Lessee the equipment described herein (the "Equipment") and to insert hereon the Lease Commencement Date and the partial first period's rent (if any) for such Equipment upon Lessee's acceptance of same for lease, (b) agrees to lease such Equipment from Lessor Effective the Lease Commencement Date thereof and for the lease term specified below, and (c) agrees to pay Lessor the rent, in the amounts and at the times specified below, for each item of Equipment. All of the terms used herein which are defined in the Lease shall have the same meaning as so defined.

DESCRIPTION
- -----------


EQUIPMENT DESCRIBED ON EXHIBIT "A" TO RENTAL SCHEDULE NO. 4 ATTACHED HERETO AND MADE A PART HEREOF.



                                                         TOTAL COST $111,289.69

This Rental Schedule is for a term of 60 months (plus 0 days partial first period term) and the Lease Commencement Date is May 15, 1992. The partial first period rent of $ 0 is payable together with $2,559.66 (plus applicable sales/use tax) regular monthly rent on the 15th day of May 1992 followed by equal payment of regular rent on the 15th day of each month thereafter until a total rent of $153,579.60 has been paid.

Location of Equipment 1240 ELKO DRIVE, SUNNYVALE, CA 94089

The "Acquisition Cost" means amount equal to the sum of (i) the purchase price of each item of Equipment paid by Lessor, plus (ii) any excise, sales and use tax on or with respect thereto, plus (iii) any costs, expenses, and fees paid or incurred by Lessor in obtaining and delivering such items of Equipment to Lessee and any expenses of installation of such item of Equipment paid for by Lessor.

LEASTEC CORPORATION (LESSOR)               ADEZA BIOMEDICAL CORPORATION (LESSEE)

By /s/ Leastec Corporation                 By /s/ Adeza Biomedical Corporation
   ------------------------------             ---------------------------------
       (authorized signature)                        (authorized signature)

Its       PRESIDENT                        Its          CONTROLLER
    -----------------------------              --------------------------------

Date      May 15, 1992                     Date         May 15, 1992
     ----------------------------               -------------------------------

EXHIBIT "A" TO RENTAL SCHEDULE NO. 4 Page 1
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
Amax Engineering - Invoice 0062762-IN (10/18/91)
- --------------------------------------------------------------------------------------------------------------------------
2             Computer System - 386SX-20Mhz                    110002259                 $ 1,590.00
                                                               110002258
- --------------------------------------------------------------------------------------------------------------------------
2             Monitor Mono - Hyundai                           MLHA108200066
                                                               MLHA108200069
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0062768-IN (10/18/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Computer System - 386SX-20Mhz                    110002249                 $   930.00
- --------------------------------------------------------------------------------------------------------------------------
1             Monitor - Hyundai                                MLHA108515069
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0064501-IN (12/02/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Computer System - 386SX-20Mhz                    112003492                 $   895.00
- --------------------------------------------------------------------------------------------------------------------------
1             Monitor Mono - Hyundai                           MLHA110523853
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0064731-IN (12/06/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Computer System - 386SX-20Mhz                    112003634                 $   895.00
- --------------------------------------------------------------------------------------------------------------------------
1             Monitor Mono - Hyundai                           MLHA110522128
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0064737-IN (12/06/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Computer System - 386SX-20Mhz                    112003650                 $   895.00
- --------------------------------------------------------------------------------------------------------------------------
1             Monitor Mono - Hyundai                           MLHA110521380
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0066356-IN (01/17/92)
- --------------------------------------------------------------------------------------------------------------------------
3             Computer System - 386-25Mhz Amax                 201004656                 $ 2,925.00
                                                               201004660
                                                               201004661
- --------------------------------------------------------------------------------------------------------------------------
3             Monitor Mono - Hyundai                           MLHA111527724
                                                               MLHA111527712
                                                               MLHA111527735
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0068154-IN (03/04/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Computer System - Invoice 386-25Mhz Amax         203005888                 $ 1,265.00
- --------------------------------------------------------------------------------------------------------------------------
1             Monitor Mono - Hyundai                           MLHA110523759
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0068155-IN (03/04/92)
- --------------------------------------------------------------------------------------------------------------------------
3             Amax System 386SX-25                             203005891                 $ 2,745.00
                                                               203005890
                                                               203005892
- --------------------------------------------------------------------------------------------------------------------------
3             Monitor Mono - Hyundai                           MLHA110523751
                                                               MLHA110521870
                                                               MLHA110522668
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0068995-IN (03/26/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Amax System - 386SX-25                           203006478                 $ 1,265.00
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 4 Page 2
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity       Description                                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
1             Monitor Mono - Hyundai                           MLHA110525176
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0068996-IN (03/26/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Amax 386SX-25 System                             203006506                 $ 1,920.00
- --------------------------------------------------------------------------------------------------------------------------
1             Monitor W/System Multiscan                       22K20689A
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $15,325.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $   294.90
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                  $ 15,619.90
- --------------------------------------------------------------------------------------------------------------------------
Baxter Scientific Products - Invoice 0162673 (11/19/91)
- --------------------------------------------------------------------------------------------------------------------------
7             Chrome Lab Chr 221/4-27 1/2"                                               $ 1,415.54
- --------------------------------------------------------------------------------------------------------------------------
Invoice 0722891 (12/06/91)
- --------------------------------------------------------------------------------------------------------------------------
2             120V Gen Gravity Incubator                                                 $ 3,296.30
- --------------------------------------------------------------------------------------------------------------------------
Invoice 8506369 (09/26/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Transferpette -12 Chnl, 50-200ML                                           $   505.75
- --------------------------------------------------------------------------------------------------------------------------
Invoice 9591701 (10/31/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Lo Temp Upright 17 CU Ft 110V                                              $ 5,470.39
- --------------------------------------------------------------------------------------------------------------------------
Invoice 9953519 (11/12/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Lo Temp Upright 17 Cu Ft 110V                                              $ 5,470.39
- --------------------------------------------------------------------------------------------------------------------------
Invoice 1069952 (12/18/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Purifier Cabinet 4' w/UV Light                                             $ 5,226.25
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $21,384.62
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $   994.73
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                  $ 22,379.35
- --------------------------------------------------------------------------------------------------------------------------
Bio Whittaker, Inc. - Invoice 352717 (12/04/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Slt 2/4 Plate Easy Shaker                                                  $   525.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $   525.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    47.77
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                  $    572.77
- --------------------------------------------------------------------------------------------------------------------------
Cole-Parmer Instrument - Invoice 1139454 (02/10/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Mflex Drive, Std, 6-600 115                                                $   520.00
- --------------------------------------------------------------------------------------------------------------------------
2             Pumphead, Easy-load, SS                                                    $   340.00
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 4 Page 3
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                      Description                                     Serial Number                  Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
1             Tubg, Mflex Tyg #18, 50/PK                                                 $    65.10
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $   925.10
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    14.77
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                  $   939.87
- --------------------------------------------------------------------------------------------------------------------------
Ericomp, Inc. - Invoice 10302 (02/05/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Singleblock Easycycler                           102209150A                $ 3,250.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 3,250.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    85.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                  $ 3,335.00
- --------------------------------------------------------------------------------------------------------------------------
Fotodyne Inc. - Invoice 34314 (01/17/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Foto/Prep I, 120V                                                          $ 1,515.25
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 1,515.25
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    22.15
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                  $ 1,537.40
- --------------------------------------------------------------------------------------------------------------------------
Fry's Electronics - Invoice 4807 (03/26/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Avanti System - 386-SXL, 25Mhz                   100264                    $ 2,795.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                  $ 2,795.00
- --------------------------------------------------------------------------------------------------------------------------
Hoefer Scientific Instrument - Invoice 319188 (03/18/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Drygel Sr, Dryer, 35x44CM                        92-1006                   $   995.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $   995.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $     6.37
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                  $ 1,001.37
- --------------------------------------------------------------------------------------------------------------------------
James Old & Son - Invoice 63128 (03/20/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Wire Shelving                                                              $ 5,818.80
- --------------------------------------------------------------------------------------------------------------------------
2             7R7236-4W Gray                                                             $   500.00
- --------------------------------------------------------------------------------------------------------------------------
12            TS-36 Gray                                                                 $    61.32
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 6,380.12
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $   290.78
- --------------------------------------------------------------------------------------------------------------------------
                                                               Installation              $   300.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                  $ 6,970.90
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 4 Page 4
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity       Description                                      Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
Kalleen's Computer - Invoice 294106 (01/08/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Printer, Laserjet III                            3140A22161                $ 1,565.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 295804 (01/14/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Memory, 2MB F/HP IIP                                                       $   189.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 1,754.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    15.04
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $  1,769.04
- --------------------------------------------------------------------------------------------------------------------------
KBM Office Furniture - Invoice  10152960 (12/05/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Credenza/Royal/Bevel/Strg.Crdz                                             $ 1,550.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 10155272 (01/20/92)
- --------------------------------------------------------------------------------------------------------------------------
5             Secretary Chair, Oak                                                       $   610.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 10161820 (03/03/92)
- --------------------------------------------------------------------------------------------------------------------------
2             Guest Chair, Oak                                                           $   256.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 10161821 (03/03/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Guest Chair, Oak                                                           $   128.00
- --------------------------------------------------------------------------------------------------------------------------
1             Bookcase, 36x29                                                            $   129.00
- --------------------------------------------------------------------------------------------------------------------------
2             Bookcase, 36x72                                                            $   301.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 10161823 (03/16/92)
- --------------------------------------------------------------------------------------------------------------------------
2             Chair, Exec. Low Back, Swivel                                              $   328.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 10163341 (03/11/92)
- --------------------------------------------------------------------------------------------------------------------------
15            Chair, Armed Stacker                                                       $   495.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $  3,797.00
- --------------------------------------------------------------------------------------------------------------------------
Leica Inc. - Invoice 040552 (02/21/92)
- --------------------------------------------------------------------------------------------------------------------------
Components for Leitz Microscope as follows:
- --------------------------------------------------------------------------------------------------------------------------
1             Tube, FSA/20-42                                                            $ 1,450.80
- --------------------------------------------------------------------------------------------------------------------------
1             Eyepiece SG per 10X/18M HE                                                 $   198.90
- --------------------------------------------------------------------------------------------------------------------------
1             Illum 104/12V, 100W                                                        $   301.50
- --------------------------------------------------------------------------------------------------------------------------
1             Diffusion Disk, Mt                                                         $    41.40
- --------------------------------------------------------------------------------------------------------------------------
1             Slider F/PH Light Rings                                                    $   205.20
- --------------------------------------------------------------------------------------------------------------------------
2             Centering Key, SG/Hexagonal                                                $    18.00
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 4 Page 5
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity      Description                                      Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
1             Focusing Magnifier                                                         $   402.30
- --------------------------------------------------------------------------------------------------------------------------
3             Bulb Hal 12V 100W, Osram                                                   $    27.00
- --------------------------------------------------------------------------------------------------------------------------
1             Light Ring PH 1A/S 90                                                      $    20.70
- --------------------------------------------------------------------------------------------------------------------------
1             Obj EF 10/0.25 PH 1, WD 6.8                                                $   300.60
- --------------------------------------------------------------------------------------------------------------------------
1             Obj EF L20/0.30 PH 1A, 5.3-4.8                                             $   837.00
- --------------------------------------------------------------------------------------------------------------------------
1             Obj EF L32/0.40 PH 1A, 5.2-4.7                                             $ 1,078.20
- --------------------------------------------------------------------------------------------------------------------------
1             Eyepiece TB 10/12.5x160                                                    $    67.50
- --------------------------------------------------------------------------------------------------------------------------
1             Eyepiece SG per 10x/18 HE RD                                               $   194.40
- --------------------------------------------------------------------------------------------------------------------------
1             Connec-Tube 0.32X-SLR/40MM                                                 $   286.20
- --------------------------------------------------------------------------------------------------------------------------
1             T Mount F/Olympus                                                          $    56.70
- --------------------------------------------------------------------------------------------------------------------------
Invoice 041082 (02/26/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Transf WL 12V, 100W                                                        $   253.80
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 5,740.20
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    13.44
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $  5,753.64
- --------------------------------------------------------------------------------------------------------------------------
Lesco, Inc. - Invoice 8131 (02/12/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Lesco "Super Spot" Spotcure System               261                       $ 3,850.00
- --------------------------------------------------------------------------------------------------------------------------
Morrow Service - Invoice 920210 (01/31/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Beckman Centrifuge, Mdl J2-21M                   343                       $10,000.00
- --------------------------------------------------------------------------------------------------------------------------
1             Beckman JA 17 Rotor                              866                       $ 1,800.00
- --------------------------------------------------------------------------------------------------------------------------
1             Beckman JA 10 Rotor                              1387                      $ 2,300.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $14,100.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $   150.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $ 14,250.00
- --------------------------------------------------------------------------------------------------------------------------
Northgate Computer - Invoice 187792 (01/28/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Elegance SP 486-33-8-64K System                  263639                    $ 2,898.00
- --------------------------------------------------------------------------------------------------------------------------
1             Monochrome Monitor + MGP, 14"                    0X03454
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $ 2,898.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $   135.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $  3,033.00
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 4 Page 6
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity      Description                                      Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
Office Club - Invoice 1204426 (12/13/91)
- --------------------------------------------------------------------------------------------------------------------------
2             4DRW 42", Lateral                                                          $   799.98
- --------------------------------------------------------------------------------------------------------------------------
10            Copy Paper, 8.5x11                                                         $   169.70
- --------------------------------------------------------------------------------------------------------------------------
2             Box Bottom Hang Folder                                                     $    21.98
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $   991.66
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    30.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $  1,021.66
- --------------------------------------------------------------------------------------------------------------------------
PC Connection - Invoice 3616659 (03/05/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Video 7 Card                                                               $   329.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $   329.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    61.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $    390.00
- --------------------------------------------------------------------------------------------------------------------------
Rathbun Associates - Invoice 11891 (01/22/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Dispenser P/N 35625                                                        $   520.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $   520.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $     3.83
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $    523.83
- --------------------------------------------------------------------------------------------------------------------------
Redwood Office Products - Invoice 10121805 (01/14/92)
- --------------------------------------------------------------------------------------------------------------------------
1             4 Dwr Lateral Parchment                                                    $ 1,872.20
- --------------------------------------------------------------------------------------------------------------------------
Invoice 10805975 (02/07/92)
- --------------------------------------------------------------------------------------------------------------------------
1             4 Dwr Letter C-Rated Parchment                                             $ 1,000.25
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $  2,872.45
- --------------------------------------------------------------------------------------------------------------------------
Robbins Scientific - Invoice 10014597 (01/09/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Hybridization Incubator (115V)                   9212680109                $ 2,300.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $  2,300.00
- --------------------------------------------------------------------------------------------------------------------------
Sears - Invoice 29431 (12/04/91)
- --------------------------------------------------------------------------------------------------------------------------
1             Compressor                                                                 $   599.99
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $   599.99
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    30.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $    629.99
- --------------------------------------------------------------------------------------------------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 4 Page 7
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
VWR Scientific - Invoice 26499652 (01/10/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Bath, Ref, Cir, Mic, VWR 1146 120VT                                        $ 1,635.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 27995100 (01/02/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Incubator, VWR, Model 1535T                                                $ 1,150.00
- --------------------------------------------------------------------------------------------------------------------------
1             Bath, VWR PC DIG CIR 26L 1265PCT                                           $ 1,230.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 28571320 (01/29/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Orbit Inc-Shaker 120V 60HZ                                                 $ 4,720.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 30115270 (02/04/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Oven, GP, GC, Lrg Dig VWR 1370GDT                                          $ 1,270.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 31066750 (03/04/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Rotor, Horizontal, 20671-155                                               $   290.80
- --------------------------------------------------------------------------------------------------------------------------
3             Shield, Pk-2, 20738-008                                                    $   130.56
- --------------------------------------------------------------------------------------------------------------------------
1             Rotor, Horizontal, 20671-122                                               $   293.25
- --------------------------------------------------------------------------------------------------------------------------
4             Trunnion Ring Pk-2                                                         $   306.00
- --------------------------------------------------------------------------------------------------------------------------
4             Shield Pk-2 20743-008                                                      $   224.40
- --------------------------------------------------------------------------------------------------------------------------
Invoice 31066751 (03/03/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Centrifuge, Clinical                                                       $   595.40
- --------------------------------------------------------------------------------------------------------------------------
Invoice 31066760 (02/27/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Balance, Analyt Premier AT261E                                             $ 4,036.75
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $15,882.16
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                   $    65.36
- --------------------------------------------------------------------------------------------------------------------------
                                                               VENDOR TOTAL                                    $ 15,947.52
              TOTAL EQUIPMENT COST                                                                             $111,289.69
- --------------------------------------------------------------------------------------------------------------------------

LEASTEC CORPORATION (LESSOR)              ADEZA BIOMEDICAL CORPORATION (LESSEE)

BY: /s/ Leastec Corporation                    /s/ Adeza Biomedical Corporation
   -------------------------------        BY: ----------------------------------
     (authorized signature)                          (authorized signature)

TITLE:    PRESIDENT                       TITLE:     CONTROLLER
       ---------------------------               -------------------------------

DATE:       May 1, 1992                   DATE:     May 1, 1992
       ---------------------------               -------------------------------

____ Lessee        ____ Lessor
     Initial            Initial

                               ADENDUM NUMBER ONE
                       TO MASTER LEASE AGREEMENT NO. 9118
                               DATED JUNE 1, 1991
                             RENTAL SCHEDULE NO. 4
                                 BY AND BETWEEN
                         LEASTEC CORPORATION ("Lessor")
                                      AND
                    ADEZA BIOMEDICAL CORPORATION ("Lessee")

                    OBLIGATION TO PURCHASE LEASED EQUIPMENT

Lessor and the Lessee hereby agree that the Lessee shall purchase the leased equipment from the Lessor at the end of the term of this Lease for a price equal to 10% of the original equipment cost provided that the Lessee has performed all of the terms and conditions set out in the Lease.



LEASTEC CORPORATION                       ADEZA BIOMEDICAL CORPORATION

BY: /s/ Leastec Corporation               BY: /s/ Adeza Biomedical Corporation
   -------------------------------            ---------------------------------
     (authorized signature)                          (authorized signature)

TITLE:    PRESIDENT                       TITLE:     CONTROLLER
       ---------------------------               ------------------------------

DATE:       May 1, 1992                   DATE:     May 1, 1992
       ---------------------------               ------------------------------

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to Section 9403 of the California Uniform Commercial Code.

Transferor:           Adeza Biomedical Corporation
Federal Tax No.:      77-0054952
Mailing Address:      1240 Elko Drive
                      Sunnyvale, CA 94089

Transferee:           Leastec Income Fund IV
Federal Tax No.:      68-0100223
Mailing Address:      2785 Mitchell Drive, Suite 110
                      Walnut Creek, CA 94598

This FINANCING STATEMENT covers the following types or items of property:

MASTER LEASE AGREEMENT NO. 9118 DATED JUNE 1, 1991

EQUIPMENT DESCRIBED ON EXHIBIT "A" TO RENTAL SCHEDULE NO. 4 ATTACHED HERETO AND MADE A PART HEREOF.

Signature of Transferor:      /s/ Adeza Biomedical Corporation
                              --------------------------------
                              ADEZA BIOMEDICAL CORPORATION
Date:                         05/01/92

Signature of Transferee:      /s/ Leastec Income Fund IV
                              --------------------------------
                              LEASTEC INCOME FUND IV
Date:

Return Copy To:               LEASTEC CORPORATION
                              2785 MITCHELL DRIVE, SUITE 110
                              WALNUT CREEK, CA 94598

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to Section 9403 of the California Uniform Commercial Code.

Transferor:           Adeza Biomedical Corporation
Federal Tax No.:      77-0054952
Mailing Address:      1240 Elko Drive
                      Sunnyvale, CA 94089

Transferee:           Leastec Income Fund IV
Federal Tax No.:      68-0100223
Mailing Address:      2785 Mitchell Drive, Suite 110
                      Walnut Creek, CA 94598

This FINANCING STATEMENT covers the following types or items of property:

Property leased or to be leased under that certain Master Lease agreement No. 9118 SCH 4 dated June 1, 1991, between Transferor, as Lessee, and Transferee, as Lessor and all Rental Schedules thereunder including but not limited to various computer equipment, office furniture, biomedical and lab equipment and other property. This transaction is a lease and is not intended by the parties to be a secured transaction; filing is intended to make the lease a matter of public record.

This financing statement is being filed according to California Civil Code
Section 3440.1.


Signature of Transferor:      /s/ Adeza Biomedical Corporation
                              --------------------------------
                              ADEZA BIOMEDICAL CORPORATION
Date:                         05/01/92

Signature of Transferee:      /s/ Leastec Income Fund IV
                              --------------------------------
                              LEASTEC INCOME FUND IV
Date:

Return Copy To:               LEASTEC CORPORATION
                              2785 MITCHELL DRIVE, SUITE 110
                              WALNUT CREEK, CA 94598

                             MASTER LEASE AGREEMENT

                                                            NUMBER      9118 - 5

RENTAL SCHEDULE NO. 5 to Master Lease Agreement No. 9118, dated June 1,1991, (the "Lease") by and between the undersigned, the terms and conditions of which are hereby incorporated herein by reference. Lessee hereby (a) authorizes Lessor to order for lease to Lessee the equipment described herein (the "Equipment") and to insert hereon the Lease Commencement Date and the partial first period's rent (if any) for such Equipment upon Lessee's acceptance of same for lease, (b) agrees to lease such Equipment from Lessor Effective the Lease Commencement Date thereof and for the lease term specified below, and (c) agrees to pay Lessor the rent, in the amounts and at the times specified below, for each item of Equipment. All of the terms used herein which are defined in the Lease shall have the same meaning as so defined.

DESCRIPTION
- -----------


EQUIPMENT DESCRIBED ON EXHIBIT "A" TO RENTAL SCHEDULE NO. 5 ATTACHED HERETO AND MADE A PART HEREOF.



                                                          TOTAL COST $203,608.40

This Rental Schedule is for a term of 36 months (plus 0 days partial first period term) and the Lease Commencement Date is August 15,1993. The partial first period rent of $ 0 is payable together with $7,008.20 regular monthly rent on the 15th day of August, 1993 followed by equal payment of regular rent on the 15th day of each month thereafter until a total rent of $252,295.20 has been paid.

Location of Equipment 1240 ELKO DRIVE SUNNYVALE, CA 94089

The "Acquisition Cost" means ammount equal to the sum of (i) the purchase price of each item of Equipment paid by Lessor, plus (ii) any excise, sales and use tax on or with respect thereto, plus (iii) any costs, expenses, and fees paid or incurred by Lessor in obtaining and deliverying such item of Equipment to Lessee and any expenses of installation of such item of Equipment paid for by Lessor.




LEASTEC CORPORATION (LESSOR)  ADEZA BIOMEDICAL CORPORATION (LESSEE)

By /s/ Leastec Corporation             By /s/ Adeza Biomedical Corporation
   -----------------------------         --------------------------------
      (authorized signature)                (authorized signature)


Its    PRESIDENT                      Its    VICE PRESIDENT AND CHIEF
    ----------------------------                FINANCIAL OFFICER
                                         --------------------------------

Date    August 15, 1993               Date   August 15, 1993
      --------------------------           ------------------------------

EXHIBIT "A" TO RENTAL SCHEDULE NO. 5 Page 1
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
ABOUT PACKAGING ROBOTICS - Invoice 100071 (03/03/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Pouchmaster XII                                  00486                    $25,665.00
- --------------------------------------------------------------------------------------------------------------------------
6             Vacuum Plates (1-2 & 4 UP)                                                 $5,600.00
- --------------------------------------------------------------------------------------------------------------------------
1             Remote Arm                                                                 $2,500.00
- --------------------------------------------------------------------------------------------------------------------------
1             Machine Bench Cabinet                                                      $1,950.00
- --------------------------------------------------------------------------------------------------------------------------
1             Automatic Bar Seal System w/Vacuum purge                                  $11,500.00
- --------------------------------------------------------------------------------------------------------------------------
1             Pouch Top Closure Device (1 & 2 Up)                                        $5,600.00
- --------------------------------------------------------------------------------------------------------------------------
1             Emboss Code System                                                         $1,500.00
- --------------------------------------------------------------------------------------------------------------------------
1             Pouchmaster PACSystem Spare Parts Kit                                      $1,250.00
- --------------------------------------------------------------------------------------------------------------------------
1             Lable Master                                                               $5,000.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 100071-1 (05/05/92)
- --------------------------------------------------------------------------------------------------------------------------
12            4 sets LOT                                                                 $3,724.80
- --------------------------------------------------------------------------------------------------------------------------
12            4 sets EXP
- --------------------------------------------------------------------------------------------------------------------------
24            24 spacers
- --------------------------------------------------------------------------------------------------------------------------
4             4 Dash
- --------------------------------------------------------------------------------------------------------------------------
48            4 each Alphabetical
- --------------------------------------------------------------------------------------------------------------------------
280           28 sets 0-9 numeric
- --------------------------------------------------------------------------------------------------------------------------
8             4 each 0 and 1
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                 $64,289.80
- --------------------------------------------------------------------------------------------------------------------------
                                                               Discount                 ($4,025.00)
- --------------------------------------------------------------------------------------------------------------------------
                                                               Vendor Total             $60,264.80
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 70%                 $42,185.36
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)               $3,480.30
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                   $ 45,665.66
- --------------------------------------------------------------------------------------------------------------------------
ALCATEL - Invoice S500218101 (4/30/92)
- --------------------------------------------------------------------------------------------------------------------------
1          Post Scale                                                                      $595.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                    $595.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Discount                    ($29.75)
- --------------------------------------------------------------------------------------------------------------------------
                                                               Vendor Total                $565.25
- --------------------------------------------------------------------------------------------------------------------------

______ Lessee     ______ Lessor
       Initial           Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 5 Page 2
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 50%                    $282.63
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                  $23.32
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                       $305.95
- --------------------------------------------------------------------------------------------------------------------------
AMAX ENGINEERING - Invoice 87613-IN (05/06/93)
- --------------------------------------------------------------------------------------------------------------------------
2             486 DX2/66 ISAMAX System                         305023367                 $3,240.00
                                                               305023368
- --------------------------------------------------------------------------------------------------------------------------
2             Monitor Impression 3-3428 .28SVGA                ML313002865
                                                               ML313002866
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 100%                 $3,240.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $267.30
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                      $36.02
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                     $3,543.32
- --------------------------------------------------------------------------------------------------------------------------
AMSCO - Invoice 2096640A (04/26/92)
- --------------------------------------------------------------------------------------------------------------------------
1             38" Renaissance Grey Sterilizer                  R810849202               $24,563.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                     $841.42
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 60%                 $14,737.80
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 60%                    $504.85
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)               $1,215.87
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                    $16,458.52
- --------------------------------------------------------------------------------------------------------------------------
BAXTER SCIENTIFIC - Invoice 5692916 (05/12/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Rotator American Variable Sped                                               $644.28
- --------------------------------------------------------------------------------------------------------------------------
Invoice 9104982 (08/25/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Lo Temp Upright 21 Cu Ft 110V Freezer            OA37578B                  $7,444.73
- --------------------------------------------------------------------------------------------------------------------------
1             Ext. Compressor SVC Contract 4                                               $148.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 9704879 (09/11/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Shaker-Juniororbit 11Wx13Lx7H                    0695-0155                   $940.50
- --------------------------------------------------------------------------------------------------------------------------
Invoice 2275735 (10/29/92)
- --------------------------------------------------------------------------------------------------------------------------
1             7 Day Temp. Recorder                             00544                       $761.54
- --------------------------------------------------------------------------------------------------------------------------
Invoice 2324414 (10/30/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Freezer Chest-5Cu Ft, Model 301                                              $541.58
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                 $10,480.63
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                     $345.14
- --------------------------------------------------------------------------------------------------------------------------

______ Lessee     ______ Lessor
       Initial           Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 5 Page 3
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 70%                  $7,336.44
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 70%                    $241.60
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $605.26
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                     $8,183.30
- --------------------------------------------------------------------------------------------------------------------------
BAXTER SCIENTIFIC - Invoice 2332363 (07/30/93)
- --------------------------------------------------------------------------------------------------------------------------
1             Revco Convertible Lab Refrigerator                                         $1,880.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 100%                 $1,880.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $155.10
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                     $2,035.10
- --------------------------------------------------------------------------------------------------------------------------
BECKMAN INSTRUMENTS - Invoice 218259FT01 (01/08/93)
- --------------------------------------------------------------------------------------------------------------------------
1             Scintilliation Counter                           7066005                  $19,500.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 100%                $19,500.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)               $1,608.75
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                     $103.67
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                    $21,212.42
- --------------------------------------------------------------------------------------------------------------------------
BIO-RAD LABORATORIES - Invoice 42881 (07/02/93)
- --------------------------------------------------------------------------------------------------------------------------
1             GS-670 Densitometer-PC 100/240                   T31215H                  $12,100.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 100%                $12,100.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $998.25
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                    $13,098.25
- --------------------------------------------------------------------------------------------------------------------------
BRINKMAN - Invoice 931979 (05/12/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Polytron/Generator                               9110024                   $1,055.00
- --------------------------------------------------------------------------------------------------------------------------
1             Basic Unit PT10/35 110V                          9010005                   $1,576.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $2,631.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                      $16.80
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 60%                  $1,578.60
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 60%                     $10.08
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $130.23
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                     $1,718.91
- --------------------------------------------------------------------------------------------------------------------------
COMPUTER DISCOUNT - Invoice 1263081 (05/24/93)
- --------------------------------------------------------------------------------------------------------------------------

______ Lessee     ______ Lessor
       Initial           Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 5 Page 4
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
2              Micropolis 1GB 3.5 SCSI 2 HD                                              $2,662.00
- --------------------------------------------------------------------------------------------------------------------------
2              Ci Black Grey Univ Bracket 3.5                                               $20.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 100%                 $2,682.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $221.27
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                      $17.20
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                     $2,920.47
- --------------------------------------------------------------------------------------------------------------------------
CHROMA TECHNOLOGY - Invoice 1578 (08/24/92)
- --------------------------------------------------------------------------------------------------------------------------
1             HQ FITC Filter Set                                                           $550.00
- --------------------------------------------------------------------------------------------------------------------------
1             HQ CY3 Filter Set                                                            $550.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $1,100.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight & Instal.            $90.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 70%                    $770.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 70%                     $63.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                  $63.53
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                       $896.53
- --------------------------------------------------------------------------------------------------------------------------
DENNIS X-RAY CO. - Invoice 012993 (05/20/92)
- --------------------------------------------------------------------------------------------------------------------------
1             AFP Mini-Med/90 Film Processor                   MM-1683-90                $4,500.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 70%                  $3,150.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $259.88
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                     $3,409.88
- --------------------------------------------------------------------------------------------------------------------------
DYNATECH LABORATORIES - Invoice 63475 (08/24/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Plate Reader, MR-5000, 115 Volt                  489                       $5,750.00
- --------------------------------------------------------------------------------------------------------------------------
1             LX-810 Printer, 115 Volt                                                     $250.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 64312 (10/02/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Plate Reader, MR-5000, 115 Volt                  412                       $5,750.00
- --------------------------------------------------------------------------------------------------------------------------
1             LX-810 Printer, 114 Volt                                                     $250.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                 $12,000.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                     $208.96
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 60%                    $720.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 60%                    $125.37
- --------------------------------------------------------------------------------------------------------------------------

______ Lessee     ______ Lessor
       Initial           Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 5 Page 5
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $594.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                     $7,919.37
- --------------------------------------------------------------------------------------------------------------------------
DYNATECH LABORATORIES - Invoice 40906 (05/07/93)
- --------------------------------------------------------------------------------------------------------------------------
1             MR-5000 Plate Reader, 115 Volt                   410                       $5,000.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 40947 (05/10/93)
- --------------------------------------------------------------------------------------------------------------------------
1             MR-5000 Microplate Reader - 115V                 875                       $5,000.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 100%                $10,000.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $825.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                     $108.94
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                    $10,933.94
- --------------------------------------------------------------------------------------------------------------------------
FISHER SCIENTIFIC - Invoice 8376586 (04/16/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Power Supply Hicur, 110V 60HZ                                                $873.82
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                      $10.18
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 50%                    $436.91
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 50%                      $5.08
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                  $36.05
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                       $478.04
- --------------------------------------------------------------------------------------------------------------------------
HOEFER SCIENTIFIC - Invoice 343007 (10/29/92)
- --------------------------------------------------------------------------------------------------------------------------
1             DC Power Supply, 500VDC, 400MA                   92-1262                     $960.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                       $4.86
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 50%                    $480.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 50%                      $2.43
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax 8.25%                    $39.60
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                       $522.03
- --------------------------------------------------------------------------------------------------------------------------
IVEK CORPORATION - Invoice 3318 (03/09/92), 3456 & 3455 (05/27/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Spotting Station                                 1643                     $41,100.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 70%                 $28,770.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)               $2,373.53
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                   $ 31,143.53
- --------------------------------------------------------------------------------------------------------------------------
JAMES OLD & SON - Invoice 66542 (04/12/93)
- --------------------------------------------------------------------------------------------------------------------------

______ Lessee     ______ Lessor
       Initial           Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 5 Page 6
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
1             Special Workbench                                                            $975.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 100%                   $975.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                  $80.44
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                      $43.39
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                     $1,098.83
- --------------------------------------------------------------------------------------------------------------------------
KALLEEN'S COMPUTER - Invoice 325257 (04/09/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Deskjet 500 Color Printer                        3212A21270                  $739.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 331712 (04/30/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Monitor, NEC 4FG                                 22K20792A                   $825.00
- --------------------------------------------------------------------------------------------------------------------------
1             Vram VGA w/1MB                                                               $332.00
- --------------------------------------------------------------------------------------------------------------------------
1             Intel Nettport w/1MB                                                         $479.00
- --------------------------------------------------------------------------------------------------------------------------
Invoice 358941 (07/28/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Laserjet III Printer                             3227A03607                $1,565.00
- --------------------------------------------------------------------------------------------------------------------------
1             Memory, 2MB F/HP IIP                                                         $189.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Subtotal                  $4,129.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                      $45.65
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 50%                  $2,064.50
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 50%                     $22.83
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax 8.25%                   $170.32
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                     $2,257.65
- --------------------------------------------------------------------------------------------------------------------------
KALLEEN'S COMPUTER - Invoice 433430 (03/25/93)
- --------------------------------------------------------------------------------------------------------------------------
1             Laserjet IIP                                     3129JA3FW7                  $885.00
- --------------------------------------------------------------------------------------------------------------------------
1             LJIIP Lower Paper Cassett                                                    $139.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 100%                 $1,024.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Sales Tax                    $84.48
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                      $13.85
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED              $1,122.33
- --------------------------------------------------------------------------------------------------------------------------
KBM OFFICE FURNITURE - Invoice 10161824 (04/14/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Executive Chair                                                              $457.00
- --------------------------------------------------------------------------------------------------------------------------
3             Guest Chair                                                                  $846.00
- --------------------------------------------------------------------------------------------------------------------------

______ Lessee     ______ Lessor
       Initial           Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 5 Page 7
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- --------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                                 Vendor Total
- --------------------------------------------------------------------------------------------------------------------------
                                                               Vendor Total              $1,303.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 30%                    $390.90
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                  $32.25
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                       $423.15
- --------------------------------------------------------------------------------------------------------------------------
KBM OFFICE FURNITURE - Invoice 10180661 (07/22/92)
- --------------------------------------------------------------------------------------------------------------------------
1             Lat. File, 42"/4Drawer                                                       $492.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 50%                    $246.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                  $20.30
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                       $266.30
- --------------------------------------------------------------------------------------------------------------------------
MOLECULAR DEVICES - Invoice 112066 (04/13/93)
- --------------------------------------------------------------------------------------------------------------------------
1             VMAX Plate Reader                                                          $8,495.00
- --------------------------------------------------------------------------------------------------------------------------
1             Filter Lens, 1" Dia                                                        $1,510.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 100%                $10,005.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $825.41
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                    $10,830.41
- --------------------------------------------------------------------------------------------------------------------------
NORTHGATE COMPUTER - Invoice 225216 (08/31/92)
- --------------------------------------------------------------------------------------------------------------------------
1             486DX2-50, 4MB System                            306261                    $2,269.00
- --------------------------------------------------------------------------------------------------------------------------
1             Mono Monitor, 14"                                OXD3454
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                     $70.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 50%                 $1,134.50
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 50%                    $35.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $93.60
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                    $1,263.10
- --------------------------------------------------------------------------------------------------------------------------
OFFICE CLUB - Invoice 1397156 (04/15/92)
- --------------------------------------------------------------------------------------------------------------------------
1             LateralFile, 4 Drawer, 42"                                                   $399.99
- --------------------------------------------------------------------------------------------------------------------------
                                                               Freight                      $15.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 50%                    $200.00
- --------------------------------------------------------------------------------------------------------------------------
                                                               Fund 50%                      $7.50
- --------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                  $16.50
- --------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                       $224.00
- --------------------------------------------------------------------------------------------------------------------------

______ Lessee     ______ Lessor
       Initial           Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 5 PAGE 8
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- ------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                               Vendor Total
- ------------------------------------------------------------------------------------------------------------------------
PC-CONNECTION - Invoice 3633224 (03/13/92)
- ------------------------------------------------------------------------------------------------------------------------
1          NEC Monitor, Multisync 4FG, 15"                     22K20689A                   $779.00
- ------------------------------------------------------------------------------------------------------------------------
                                                               Fund 50%                    $389.50
- ------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                  $32.13
- ------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                      $421.63
- ------------------------------------------------------------------------------------------------------------------------
RATHBUN ASSOCIATES - Invoice 12375 (05/08/92)
- ------------------------------------------------------------------------------------------------------------------------
1          Dispenser P/N 35625                                                             $520.00
- ------------------------------------------------------------------------------------------------------------------------
                                                               Freight                      $18.68
- ------------------------------------------------------------------------------------------------------------------------
                                                               Fund 60%                    $312.00
- ------------------------------------------------------------------------------------------------------------------------
                                                               Fund 60%                     $11.21
- ------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                  $25.74
- ------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                      $348.95
- ------------------------------------------------------------------------------------------------------------------------
UNITED SILICONE - Invoice 11673 (06/04/93)
- ------------------------------------------------------------------------------------------------------------------------
1          Model US-10 Hot Stamp Machine with 6" x 6" Head     1A-234-0193               $5,300.00
- ------------------------------------------------------------------------------------------------------------------------
1          Machine Stand                                                                   $850.00
- ------------------------------------------------------------------------------------------------------------------------
1          Nesting Fixture (Small Cap)                                                     $200.00
- ------------------------------------------------------------------------------------------------------------------------
1          Nesting Fixture (Large Cap)                                                     $200.00
- ------------------------------------------------------------------------------------------------------------------------
1          Hardened Steel Die #D43393                                                      $250.00
- ------------------------------------------------------------------------------------------------------------------------
1          Hardened Steel Die #D43394                                                      $250.00
- ------------------------------------------------------------------------------------------------------------------------
1          Hardened Steel Die #D44152                                                      $250.00
- ------------------------------------------------------------------------------------------------------------------------
1          Hardened Steel Die #D44163                                                      $250.00
- ------------------------------------------------------------------------------------------------------------------------
                                                               Fund 100%                 $7,800.00
- ------------------------------------------------------------------------------------------------------------------------
                                                               Freight                       $5.75
- ------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $643.50
- ------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                  $  8,449.25
- ------------------------------------------------------------------------------------------------------------------------
USK, MFG., INC. - Invoice 34051 (07/06/92), 34124 (07/22/92), 34130 (07/22/92)
- ------------------------------------------------------------------------------------------------------------------------
3          Racks, Freeze Dryer                                                           $2,560.00
- ------------------------------------------------------------------------------------------------------------------------
                                                               Fund 70%                  $1,792.00
- ------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $147.84
- ------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                  $  1,939.84
- ------------------------------------------------------------------------------------------------------------------------

______ Lessee     ______ Lessor
       Initial           Initial

EXHIBIT "A" TO RENTAL SCHEDULE NO. 5 PAGE 9
TO MASTER LEASE AGREEMENT NO. 9118 BETWEEN
LEASTEC CORPORATION ("LESSOR")
AND ADEZA BIOMEDICAL CORPORATION ("LESSEE")

- ------------------------------------------------------------------------------------------------------------------------
Quantity                       Description                     Serial Number                               Vendor Total
- ------------------------------------------------------------------------------------------------------------------------
VWR SCIENTIFIC - Invoice 31066770 (05/12/92)
- ------------------------------------------------------------------------------------------------------------------------
1          Cryostor Refrigerator Hi-Cap                        101-013-44                  $916.05
- ------------------------------------------------------------------------------------------------------------------------
1          Cryostor Alum. Rol Base, 18.8"                                                  $106.95
- ------------------------------------------------------------------------------------------------------------------------
Invoice 31500390 (04/27/92)
- ------------------------------------------------------------------------------------------------------------------------
1          Purification Cabinet, 3', w/UV Lit & Fix            131348                    $4,340.90
- ------------------------------------------------------------------------------------------------------------------------
1          Base Stand-Sit                                                                  $344.45
- ------------------------------------------------------------------------------------------------------------------------
                                                               Vendor Total              $5,708.35
- ------------------------------------------------------------------------------------------------------------------------
                                                               Freight                     $274.62
- ------------------------------------------------------------------------------------------------------------------------
                                                               Fund 70%                  $3,995.85
- ------------------------------------------------------------------------------------------------------------------------
                                                               Fund 70%                    $192.23
- ------------------------------------------------------------------------------------------------------------------------
                                                               Tax (8.25%)                 $329.66
- ------------------------------------------------------------------------------------------------------------------------
                                                               TOTAL FUNDED                                    $4,517.74
- ------------------------------------------------------------------------------------------------------------------------
           TOTAL EQUIPMENT FUNDED                                                                            $203,608.40
- ------------------------------------------------------------------------------------------------------------------------

LEASTEC CORPORATION            ADEZA BIOMEDICAL CORPORATION

BY:/s/ Leastec Corporation     BY: /s/ Adeza Biomedical Corporation
   -----------------------         ---------------------------------

TITLE:     PRESIDENT           TITLE: Vice President and Chief Financial Officer
       -------------------            ------------------------------------------


DATE:   August 15, 1993        DATE:  August 15, 1993
      --------------------            ---------------------------



______ Lessee     ______ Lessor
       Initial           Initial

                              ADDENDUM NUMBER ONE
                       TO MASTER LEASE AGREEMENT NO. 9118
                               DATED JUNE 1, 1991
                             RENTAL SCHEDULE NO. 5
                                 BY AND BETWEEN
                         LEASTEC CORPORATION ("Lessor")
                                      AND
                    ADEZA BIOMEDICAL CORPORATION ("Lessee")

                    OBLIGATION TO PURCHASE LEASED EQUIPMENT

Lessor and the Lessee hereby agree that the Lessee shall purchase the leased equipment from the Lessor at the end of the term of this Lease for $1.00 provided that the Lessee has performed all of the terms and conditions set out in the Lease.



LEASTEC CORPORATION            ADEZA BIOMEDICAL CORPORATION

By /S/ Leastec Corporation     By /S/ Adeza Biomedical Corporation
   --------------------------    -----------------------------------------------

Title: PRESIDENT               Title: Vice President and Chief Financial Officer
       ----------------------         ------------------------------------------

Date:  August 15, 1993         Date:  August 15, 1993
       ----------------------         ---------------

                              ADDENDUM NUMBER ONE
                       TO MASTER LEASE AGREEMENT NO. 9118
                               DATED JUNE 1, 1991
                             RENTAL SCHEDULE NO. 5
                                 BY AND BETWEEN
                         LEASTEC CORPORATION ("Lessor")
                                      AND
                    ADEZA BIOMEDICAL CORPORATION ("Lessee")

MASTER LEASE DATE 06/01/91
RENTAL SCHEDULE DATE 08/15/93
AMENDMENT DATE 08/24/93

By execution hereof, the Lessee, ADEZA BIOMEDICAL CORPORATION consents to the incorporation of this Addendum to Master Lease No. 9118, Rental Schedule No. 5, and to making it a part thereof. Further, by execution hereof, the Lessee consents to LEASTEC CORPORATION amending the Equipment Description, Total Equipment Cost and Monthly Rental Payments as follows:

EQUIPMENT DESCRIPTION:

Delete: Dynatech Laboratories Invoices 63475, 64312 and 40947
1 - Plate Reader, MR-5000 115 Volt S/N 489
1 - LX-810 Printer, 115 Volt
1 - Plate Reader, MR-5000, 115 Volt S/N 412
1 - LX-810 Printer, 115 Volt
1 - MR-5000 Microplate Reader, 115 Volt S/N 875


TOTAL EQUIPMENT COST

From:      $203,608.40
To:        $190.221.53


MONTHLY RENTAL PAYMENTS

From:      $7,008.20
To:        $6,547.43


     Except as amended hereby, the Lease shall remain in full force and effect. In the event of any conflict between the Lease and this Amendment to Lease, the Amendment to Lease shall govern.

     IN WITNESS WHEREOF, the parties have executed this Agreement to Lease as of the dates set forth below.


AGREED TO BY:

LESSOR:                        LESSEE:


LEASTEC CORPORATION            ADEZA BIOMEDICAL CORPORATION

By /s/ Leastec Corporation          By /s/ Emory V. Anderson
  ---------------------------         ----------------------


Title:  PRESIDENT              Title: Vice President and Chief Financial Officer
      -----------------------         ------------------------------------------

Date:  August 30, 1993         Date:  August 24, 1993
       ----------------------         ----------------------

This FINANCING STATEMENT is presented for filing and will remain effective, with certain exceptions, for five years from the date of filing, pursuant to Section 9403 of the California Uniform Commercial Code.

Debtor:                       Adeza Biomedical Corporation
Federal Tax No.:              77-0054952
Mailing Address:              1240 Elko Drive
                              Sunnyvale, CA 94089

Secured Party:                Leastec Income Fund III
Federal Tax No.:              68-0066209
Mailing Address:              2785 Mitchell Drive, Suite 110
                              Walnut Creek, CA 94598

This FINANCING STATEMENT covers the following types or items of property:

MASTER LEASE AGREEMENT NO. 9118 DATED JUNE 1, 1991

EQUIPMENT DESCRIBED ON EXHIBIT "A" TO RENTAL SCHEDULE NO. 5 ATTACHED HERETO AND MADE A PART HEREOF.

Signature of Debtor:          /s/ Adeza Biomedical Corporation
                              --------------------------------
                              ADEZA BIOMEDICAL CORPORATION
Date:                         8/15/93

Signature of Secured Party:   /s/ Leastec Income Fund III
                              --------------------------------
                              LEASTEC INCOME FUND III
Date:

Return Copy To:               TERRI HOWDER
                              LEASTEC CORPORATION
                              2785 MITCHELL DRIVE, SUITE 110
                              WALNUT CREEK, CA 94598